SIT MUTUAL FUNDS

                                   STOCK FUNDS

                                  ANNUAL REPORT

                            YEAR ENDED JUNE 30, 2001


                            A FAMILY OF NO-LOAD FUNDS
                            -------------------------

                                  BALANCED FUND
                              LARGE CAP GROWTH FUND
                               MID CAP GROWTH FUND
                            INTERNATIONAL GROWTH FUND
                              SMALL CAP GROWTH FUND
                       SCIENCE AND TECHNOLOGY GROWTH FUND
                         DEVELOPING MARKETS GROWTH FUND


                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

                                Sit Mutual Funds
                            STOCK FUNDS ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----

A Look at Sit Mutual Funds                                             2

Chairman's Letter                                                      4

Performance Summary and Stock Funds Market Review                      6

FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS

         Balanced Fund                                                 8

         Large Cap Growth Fund                                        14

         Mid Cap Growth Fund                                          18

         International Growth Fund                                    22

         Small Cap Growth Fund                                        28

         Science and Technology Growth Fund                           32

         Developing Markets Growth Fund                               36

Notes to Portfolios of Investments                                    40

Statements of Assets and Liabilities                                  42

Statements of Operations                                              44

Statements of Changes in Net Assets                                   46

Notes to Financial Statements                                         50

Financial Highlights                                                  55

Independent Auditors' Report                                          62

Federal Income Tax Information                                        63

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------


                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $8.3 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:
         * Free telephone exchange
         * Dollar-cost averaging through an automatic investment plan
         * Electronic transfer for purchases and redemptions
         * Free checkwriting privileges on bond funds
         * Retirement accounts including IRAs and 401(k) plans


                               SIT FAMILY OF FUNDS

                                     [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION AND   APPRECIATION
                                         INCOME

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                             GROWTH

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Directors:
                     Eugene C. Sit, CFA
                     Peter L. Mitchelson, CFA
                     William E. Frenzel
                     John E. Hulse
                     Sidney L. Jones
                     Donald W. Phillips


Director Emeritus:
                     Melvin C. Bahle

Stock Funds Officers:
                     Eugene C. Sit, CFA          Chairman
                     Peter L. Mitchelson, CFA    Vice Chairman
                     Roger J. Sit                Executive Vice President
                     Erik S. Anderson, CFA(1)    Vice President - Investments
                     Ronald D. Sit, CFA(1)       Vice President - Investments
                     John T. Groton, Jr., CFA(1) Vice President - Investments
                     Robert W. Sit, CFA(1)       Vice President - Investments
                     Bryce A. Doty, CFA(2)       Vice President - Investments
                     Paul E. Rasmussen           Vice President & Treasurer
                     Michael P. Eckert           Vice President - Institutional
                                                    Client Group
                     Shelley H. Shutes           Vice President - Shareholder
                                                    Services
                     Michael J. Radmer           Secretary
                     Carla J. Rose               Vice President - Assistant
                                                    Secretary & Assistant
                                                    Treasurer
                     Kelly K. Boston             Assistant Secretary & Assistant
                                                    Treasurer

(1) Sit Mid Cap Growth Fund, Inc., Sit Large Cap Growth Fund, Inc., and Sit Mutual Funds, Inc. only.
(2) Sit Balanced Fund only.

[PHOTO]  SIT MUTUAL FUNDS
         YEAR ENDED JUNE 30, 2001
         -----------------------------------------------------------------------
         CHAIRMAN'S LETTER


Dear Fellow Shareholders:

Although the nation's slowing economy weighed on corporate earnings and stock prices over the past 12 months, we believe that the elements are now in place for improving market conditions in the year ahead.

ECONOMIC OVERVIEW

In contrast to a year ago, U.S. economic growth has been below the long-term trend for the first half of 2001, resulting in considerable pressure on corporate earnings. However, it is our view that a recession, defined as two consecutive quarters of negative GDP growth, will be avoided. Simply put, common measures used to gauge such contractions are still far from conditions associated with past recessions. Specifically, the declines in gross private domestic investment and total employment are not nearly as severe as in past recessions. While the manufacturing sector (including technology) is the weakest link in the current slowdown, our judgment is that conditions are likely to improve in the months ahead. We believe that the latest economic data suggests that the ongoing growth deceleration of the past year is near a bottom, and the stimulative impact of lower interest rates, tax cuts, and lower energy costs will result in stronger economic growth in the second half of 2001 and 2002. The most interesting development in the domestic economy is that while the overall balance of news remains mixed, there are some signs of improvement in several key series, including consumer confidence statistics, the National Association of Purchasing Management's Index, and the Conference Board's index of leading economic indicators. In addition, throughout all of the bad news of recent months, U.S. consumers have remained resilient to the slowdown impacting the industrial economy. Housing and auto sales have remained remarkably strong, partially supported by low interest rates. Our forecast for GDP in 2001 is +1.6%, well below the nation's potential, but we believe investors will gain confidence in an economic rebound as an acceleration in growth occurs in the second half of 2001.

Given continuing pressure in the manufacturing sector and the apparent peaking of energy prices, we believe the outlook for inflation is for reasonable stability during the period ahead. Although the year-over-year changes in the Consumer Price Index (CPI) have been rising in recent months, the "core" CPI has remained relatively stable at approximately +2.5%. Most commodity measures are in declining trends and the average price of retail gasoline has fallen considerably from peak levels reached in mid-May. We believe the increase in the CPI will be in the +3.0 to +3.5% range in 2001, about the same as 2000. This stability should provide the Federal Reserve more flexibility to further reduce interest rates, if necessary. However, in light of the cumulative 275 basis points in rate cuts this year and because the latest cut was smaller in size (25 basis points instead of 50), we believe the easing cycle is nearing an end. Given the weaker June unemployment data, a further reduction of 25 basis points seems most likely at the next Federal Open Market Committee meeting in August which, based on the monetary and fiscal stimuli already enacted, could well be the last in the cycle.

In terms of fiscal policy, the combination of the slowdown in economic growth and President Bush's tax reduction package is beginning to influence longer-term budget forecasts. The Congressional Budget Office has cut its fiscal 2001 surplus forecast, excluding funds for Medicare and Social Security, from $96 billion to $16 billion, with a similar calculation for 2001 through 2004 showing a cumulative surplus cut from $489 billion to $127 billion. The lower surplus levels have not gone unnoticed by politicians, fueling concern among Democrats that the President's tax package was simply too large. In the end, the political (and economic) ramifications of the tax cut will likely be determined by whether or not it is deemed to have re-charged the economy and ultimately boosted tax receipts.

We expect global economic growth of +1.5% to +2.0% in 2001, as the slowdown in the U.S. has clearly spread to other

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major economic regions of the world. We expect a soft economic landing to occur in Europe, however, as employment is still expanding and tax and labor market reforms are supporting consumer demand as well as adding to economic flexibility. Economic activity has also broadly decelerated in Asia, and Japan appears to have entered yet another recession. Most Latin American countries are also experiencing a slowdown, compounding the political pressures in several regions.

EQUITY STRATEGY SUMMARY

There has been a tremendous level of volatility in the stock market over the last 12 to 18 months, during the equity market correction as corporate profits decelerated with the slowing economy. However, there are signs of improving equity market sentiment, as virtually all major indices rose in the second quarter of 2001, despite the continuation of "profit warnings" that have plagued the markets over the last several months. As we have often noted, stock prices tend to rise before there is strong evidence of an increase in economic activity. Our optimism for the market in the year ahead is largely based on our forecasts of improving economic conditions in the U.S., as investors anticipate an eventual cyclical upturn in corporate profitability. We expect S&P 500 earnings to decline by about -14% in 2001, with a strong earnings rebound projected for 2002. We continue to adhere to our philosophy of investing in high quality, rapidly growing, financially stable companies selling at attractive valuations. This approach has led us to significant sector weightings in electronic technology, health technology, finance, and technology services. In addition, we continue to view small and mid capitalization stocks as particularly appealing compared to larger cap stocks given their attractive relative earnings growth and valuation characteristics.

The technology sector has been hit particularly hard over the past 12 months, as high inventories and slowing short-term demand led to reduced earnings expectations over the period. However, we believe the negative price behavior of technology stocks over the past 12 months has resulted in a significant improvement in their valuation characteristics, particularly as long-term fundamentals for many companies remain largely intact. In addition, it is our view that earnings growth expectations now reflect considerable pessimism, quite the opposite circumstance that existed at this time last year. Inventories are currently being worked down and, with the help of a stronger economy, should lead to a rebound in many key technology-end markets. While the short-term cyclical weakness has led to falling earnings expectations (and share prices) for technology-related companies thus far in 2001, we believe that sticking with these companies based on SECULAR forces will reward investors in the long run.

Internationally, we continue to be optimistic about long-term investment opportunities in Europe. Sound economic growth will result from the region's economic reforms and lower inflation and interest rates that appear to be on the horizon. We have also increased exposure to Japan, based on our expectation that the structural reform program of Japan's newly elected prime minister, Junichiro Koizumi, will eventually prove successful in reviving the country's seemingly endless economic stagnation. We remain cautious about the outlook for Latin America because of weak economic growth in the U.S., an electric power shortage in Brazil, and the banking crisis and debt problem in Argentina.


With best wishes,


/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

Sit Mutual Funds
YEAR ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND STOCK FUNDS MARKET REVIEW

   Global equity indices generally moved lower over the past 12 months, with results varying widely depending on capitalization size, investment style, and geography.
   Domestically, small and mid capitalization stocks continued to outperform larger issues. Over the past 12 months, the S&P 500 Index fell -14.8%, while the S&P 400 MidCap Index and the Russell 2000 Index rose +8.9% and +0.6%, respectively. Despite this strong relative performance, we believe that smaller stocks still represent attractive values compared to larger capitalization issues. In terms of style, value stocks significantly outperformed growth stocks over the period across the capitalization spectrum, reversing the trend of the previous 12-month period. Growth indices were clearly weighed down by the negative performance of the heavily-weighted technology sector.
   In terms of sector performance, there was significant variation in performance over the past 12 months. The most "defensive" (less economically sensitive) sectors of the market generally fared the best. For example, within the S&P 500 Index, sectors that outperformed the overall Index over the period include health services, health technology, energy, and consumer non-durables. In addition, the finance and utility sectors significantly outperformed the overall Index over the period, as these sectors tend to do well in a declining interest rate environment. The electronic technology, technology services, and communications sectors were the poorest performers over the past 12 months.
   As measured by Morgan Stanley Capital International (MSCI) indices, each major geographic region posted a negative return over the past year. The MSCI Europe Index decreased -22.1% over the period. The MSCI Pacific Index fell -27.5% over the past 12 months, with the Japanese component falling -30.1%. It should be noted that all of these returns were negatively impacted by the strong U.S. dollar.

                                         1989         1990         1991
                                      -----------------------------------------
SIT BALANCED                             --           --           --
-------------------------------------------------------------------------------
SIT LARGE CAP GROWTH                    32.02%       -2.37%       32.72%
-------------------------------------------------------------------------------
SIT MID CAP GROWTH(1)                   35.15        -2.04        65.50
-------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH(2)              --           --           4.10(4)
-------------------------------------------------------------------------------
SIT SMALL CAP GROWTH(1)                  --           --           --
-------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH(3)     --           --           --
-------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH(2)         --           --           --
-------------------------------------------------------------------------------
S&P 500 INDEX                           31.61        -3.05        30.46
S&P MIDCAP 400 INDEX                    35.55        -5.12        50.11
MSCI EAFE INDEX(5)                       --           --           0.26
RUSSELL 2000 INDEX(6)                    --           --           --
MSCI EMERGING MARKETS FREE INDEX(7)      --           --           --

                                        NASDAQ
                                        SYMBOL          INCEPTION
                                        ------          ---------
SIT BALANCED                            SIBAX           12/31/93
-------------------------------------------------------------------------------
SIT LARGE CAP GROWTH                    SNIGX           09/02/82
-------------------------------------------------------------------------------
SIT MID CAP GROWTH                      NBNGX           09/02/82
-------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH                SNGRX           11/01/91
-------------------------------------------------------------------------------
SIT SMALL CAP GROWTH                    SSMGX           07/01/94
-------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH       SISTX           12/31/97
-------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH           SDMGX           07/01/94
-------------------------------------------------------------------------------
S&P 500 INDEX(8)
S&P MIDCAP 400 INDEX(8)
MSCI EAFE INDEX(5)
RUSSELL 2000 INDEX(6)
MSCI EMERGING MARKETS FREE INDEX(7)

-------------------------------------------------------------------------------
(1) STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.
(2) INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.
(3) SINCE THE FUND FOCUSES ITS INVESTMENT ON COMPANIES INVOLVED IN THE TECHNOLOGY SECTOR, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS WITH GREATER DIVERSIFICATION.
(4) PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.

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
                  TOTAL RETURN - CALENDAR YEAR
                                                                                                     YTD
   1992       1993      1994       1995       1996       1997       1998       1999       2000      2001
-----------------------------------------------------------------------------------------------   -----------
   --         --       -0.33%     25.43%     15.80%     21.73%     21.30%     20.15%     -4.80%     -9.74%
-------------------------------------------------------------------------------------------------------------
   4.94%      3.15%     2.83      31.66      23.05      31.70      30.56      33.41     -13.84     -19.01
-------------------------------------------------------------------------------------------------------------
  -2.14       8.55     -0.47      33.64      21.87      17.70       6.84      70.65      -4.35     -22.83
-------------------------------------------------------------------------------------------------------------
   2.69      48.37     -2.99       9.36      10.31       4.81      18.95      50.77     -26.66     -22.00
-------------------------------------------------------------------------------------------------------------
   --         --       11.57(4)   52.16      14.97       7.63       1.97     108.63       6.25     -17.55
-------------------------------------------------------------------------------------------------------------
   --         --        --         --         --         --        38.40      85.98      -6.55     -34.72
-------------------------------------------------------------------------------------------------------------
   --         --       -2.02(4)   -4.29      17.27      -5.20     -24.93      82.50     -30.18      -7.37
-------------------------------------------------------------------------------------------------------------
   7.64      10.07      1.32      37.58      22.96      33.36      28.58      21.04      -9.11      -6.70
  11.92      13.95     -3.60      30.94      19.19      32.29      19.11      14.72      17.50       0.97
 -12.17      32.56      7.78      11.21       6.05       1.78      20.00      26.96     -14.17     -14.87
   --         --        4.61      28.45      16.49      22.36      -2.54      21.26      -3.02       6.86
   --         --        2.80      -6.94       3.92     -13.40     -27.52      63.70     -31.80      -3.27

                                                    AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                          PERIODS ENDED JUNE, 2001
          TOTAL RETURN              -------------------------------------------------------------------------
    QUARTER       SIX MONTHS                                                               SINCE
 ENDED 6/30/01   ENDED 6/30/01        1 YEAR       3 YEARS      5 YEARS    10 YEARS      INCEPTION
-------------------------------     -------------------------------------------------------------------------
     2.48%           -9.74%           -16.39%        2.94%       10.60%       --           11.13%
-------------------------------------------------------------------------------------------------------------
     4.50           -19.01            -32.92        -0.46        12.06       13.30%        14.16
-------------------------------------------------------------------------------------------------------------
     6.82           -22.83            -35.21         6.23        11.42       13.70         17.08
-------------------------------------------------------------------------------------------------------------
    -3.50           -22.00            -36.43        -3.95         2.20        --            7.41
-------------------------------------------------------------------------------------------------------------
     8.37           -17.55            -28.79        20.55        14.91        --           21.52
-------------------------------------------------------------------------------------------------------------
    11.49           -34.72            -52.96        10.08         --          --           13.76
-------------------------------------------------------------------------------------------------------------
    -0.22            -7.37            -31.72         0.44        -3.46        --           -1.13
-------------------------------------------------------------------------------------------------------------
     5.85            -6.70            -14.83         3.89        14.47       15.10         16.45
    13.16             0.97              8.87        14.28        18.54       17.61         18.22
    -1.32           -14.87            -23.84        -1.34         2.83        --            5.52
    14.29             6.86              0.57         5.28         9.60        --           12.95
     3.11            -3.27            -27.52        -0.78        -8.41        --           -5.48


--------------------------------------------------------------------------------
(5) FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.
(6) FIGURES ASSUME AN INCEPTION DATE OF 07/01/94.
(7) FIGURES ASSUME AN INCEPTION DATE OF 06/30/94.
(8) FIGURES ASSUME AN INCEPTION DATE OF 09/02/82.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

[PHOTO]  SIT BALANCED FUND
         YEAR ENDED JUNE 30, 2001
         -----------------------------------------------------------------------
         PETER L. MITCHELSON, CFA, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Balanced Fund's one-year return was -16.4%, primarily reflecting the challenging environment for growth stocks over the period. The S&P 500 Index return was -14.8%, while the Lehman Aggregate Bond Index increased +11.2%.
   While the difficult period for growth stocks has led to the negative returns for the Fund over the past year, we believe fundamentals support an improving equity investment environment over the balance of 2001 and into 2002. Since it is our view that the stock market has declined in response to a cyclical economic slowdown, we are encouraged by recent data signaling that the U.S. economy may be in the process of "bottoming." In the second half of the year, we expect to see more concrete signs of a recovery to emerge, driven by the stimulative impact of the cumulative 275 basis points in Federal Reserve interest rate reductions, a significant tax rebate, and lower energy costs. Improving momentum in the economy should translate into greater investor confidence in the overall corporate earnings outlook. We believe the strong performance of equities in the second quarter of 2001 reflects the market's anticipation of improving business conditions. It is our view that growth stocks should fare particularly well as investors are less willing to opt for the highly "defensive" sectors of the economy that have performed relatively well in the volatile market over the past year.
   The slowdown in the U.S. economy and Federal Reserve interest rate reductions have provided a positive backdrop for fixed-income markets as yields, particularly on shorter maturities, are substantially lower than twelve months ago. The Fund's sector positions and fixed-income strategy is based on our assumptions that the Federal Reserve is approaching the end of the current cycle of lowering short-term rates and that the economy improves in the second half of the year. We continue to underweight U.S. Treasury securities, while focusing on high quality agency mortgages and corporate bonds.
   As of June 30, 2001 the asset allocation of the Fund was 56% equities, 41% fixed-income securities, and 3% cash and equivalents. The Fund will continue to focus on high quality securities that offer attractive total return opportunities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.
     The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.


                                PORTFOLIO SUMMARY


                  Net Asset Value 6/30/01:   $15.33 Per Share
                                  6/30/00:   $19.18 Per Share

                         Total Net Assets:   $24.9 Million

                           TOTAL DIVIDEND:    $0.80 PER SHARE
                   Long-Term Capital Gain:    $0.32 Per Share
                          Ordinary Income:    $0.48 Per Share


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [PIE CHART]

                        Cash & Other Net Assets        3.0%
                        Bonds                         40.9%
                        Equities                      56.1%

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                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT                              LEHMAN
                     BALANCED            S&P            AGGREGATE
                       FUND           500 INDEX        BOND INDEX
                     --------         ---------        ----------

3 Month**              2.48%             5.85%            0.56%
6 Month**             -9.74             -6.70             3.62
1 Year               -16.39            -14.83            11.23
3 Years                2.94              3.89             6.26
5 Years               10.60             14.47             7.48
Inception             11.13             15.86             6.73
  (12/31/93)

                            CUMULATIVE TOTAL RETURNS*

                        SIT                              LEHMAN
                     BALANCED            S&P            AGGREGATE
                       FUND           500 INDEX        BOND INDEX
                     --------         ---------        ----------

1 Year               -16.39%           -14.83%           11.23%
3 Years                9.08             12.13            19.97
5 Years               65.51             96.58            43.42
Inception            120.70            201.69            62.96
  (12/31/93)


*AS OF 6/30/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX AND THE S&P 500 INDEX. LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/93) and held until 6/30/01 would have grown to $22,070 in the Fund, $16,296 in the Lehman Aggregate Bond Index or $30,169 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                  TOP HOLDINGS

        Stocks: * General Electric Co.
                * Microsoft Corp.
                * Tyco International, Ltd.
                * Amgen, Inc.
                * Pfizer, Inc.

        Bonds:  * Vendee Mtg. Trust, Series 1997-1 2E, 7.50%, 3/15/24
                * GE Capital Mtg. Svcs, 1996-HE4 A7, 7.495%, 10/25/26
                * Conseco Finance 2001-A IA5, 7.06%, 3/15/32
                * PNC Mtg. Securities Corp. 1998-14 1A, 6.25%, 1/25/29
                * Conseco Finance 2004-A5, 7.97%, 5/1/32

                Total Number of Holdings: 147

SIT BALANCED FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001

-------------------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (56.1%) (2)

   COMMERCIAL SERVICES (0.3%)
         3,000  SYSCO Corp.                                            $81,450
                                                                 --------------
   COMMUNICATIONS (1.6%)
        11,100  Global Crossing, Ltd. (3)                               95,904
         5,000  Nextel Communications, Inc. (3)                         87,500
         9,000  Vodafone Group, A.D.R.                                 201,150
                                                                 --------------
                                                                       384,554
                                                                 --------------
   CONSUMER DURABLES (0.7%)
         3,600  Harley-Davidson, Inc.                                  169,488
                                                                 --------------
   CONSUMER NON-DURABLES (1.5%)
         2,600  Colgate-Palmolive Co.                                  153,374
         5,200  PepsiCo, Inc.                                          229,840
                                                                 --------------
                                                                       383,214
                                                                 --------------
   CONSUMER SERVICES (3.5%)
         7,700  AOL Time Warner, Inc. (3)                              408,100
        11,800  AT&T Corp. - Liberty Media Group (3)                   206,382
         6,500  General Motors Corp. - Class H                         131,625
         2,500  Viacom, Inc. (3)                                       129,375
                                                                 --------------
                                                                       875,482
                                                                 --------------
   ELECTRONIC TECHNOLOGY (9.5%)
        11,500  ADC Telecommunications, Inc. (3)                        75,900
         2,200  Brocade Comm. Systems, Inc. (3)                         96,778
         4,200  Ciena Corp. (3)                                        159,600
        15,800  Cisco Systems, Inc. (3)                                287,560
         4,000  Dell Computer Corp. (3)                                104,600
         8,000  EMC Corp. (3)                                          232,400
        14,100  Intel Corp.                                            412,425
         2,200  International Business Machines Corp.                  248,600
        12,020  JDS Uniphase Corp. (3)                                 150,250
         2,200  Juniper Networks, Inc. (3)                              68,420
         4,200  Linear Technology Corp.                                185,724
         8,400  Nokia Corp., A.D.R.                                    185,136
           500  Novellus Systems, Inc. (3)                              28,395
         8,500  Sun Microsystems, Inc. (3)                             133,620
                                                                 --------------
                                                                     2,369,408
                                                                 --------------
   ENERGY MINERALS (1.4%)
         4,400  Anadarko Petroleum Corp.                               237,732
         3,100  EOG Resources, Inc.                                    110,205
                                                                 --------------
                                                                       347,937
                                                                 --------------

-------------------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   FINANCE (4.8%)
         2,921  American International Group, Inc.                     251,206
         4,766  Citigroup, Inc.                                        251,835
         1,700  Marsh & McLennan Cos., Inc.                            171,700
         1,900  Merrill Lynch & Co., Inc.                              112,575
         4,000  Wells Fargo Co.                                        185,720
         2,600  XL Capital, Ltd.                                       213,460
                                                                 --------------
                                                                     1,186,496
                                                                 --------------
   HEALTH SERVICES (1.4%)
         1,100  Cardinal Health, Inc.                                   75,900
         4,400  UnitedHealth Group, Inc.                               271,700
                                                                 --------------
                                                                       347,600
                                                                 --------------
   HEALTH TECHNOLOGY (9.3%)
         7,300  Amgen, Inc. (3)                                        442,964
         3,800  Baxter International, Inc.                             191,900
         1,500  Elan Corp., A.D.R. (3)                                  91,500
         2,800  Eli Lilly and Co.                                      207,200
         2,000  Genzyme Corp. (3)                                      122,000
           500  Human Genome Sciences, Inc.                             30,125
         3,700  MedImmune, Inc. (3)                                    174,640
         6,400  Medtronic, Inc.                                        294,464
         3,000  Merck & Co., Inc.                                      191,730
        10,575  Pfizer, Inc.                                           423,529
         3,200  Pharmacia Corp.                                        147,040
                                                                 --------------
                                                                     2,317,092
                                                                 --------------
   INDUSTRIAL SERVICES (2.2%)
         4,500  Enron Corp.                                            220,500
         4,300  Transocean Sedco Forex, Inc.                           177,375
         2,700  Schlumberger, Ltd.                                     142,155
                                                                 --------------
                                                                       540,030
                                                                 --------------
   PRODUCER MANUFACTURING (5.7%)
         2,000  Boeing Co.                                             111,200
        17,500  General Electric Co.                                   853,125
         8,500  Tyco International, Ltd.                               463,250
                                                                 --------------
                                                                     1,427,575
                                                                 --------------
   RETAIL TRADE (4.6%)
         7,500  Home Depot, Inc.                                       349,125
         3,300  Kohl's Corp. (3)                                       207,009
         1,000  Lowe's Companies, Inc.                                  72,550
        10,900  Target Corp.                                           377,140
         4,500  Walgreen Co.                                           153,675
                                                                 --------------
                                                                     1,159,499
                                                                 --------------

10
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QUANTITY/PAR($) NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   TECHNOLOGY SERVICES (9.2%)
         4,000  Adobe Systems, Inc.                                    188,000
         3,200  Automatic Data Processing, Inc.                        159,040
         3,100  BEA Systems, Inc. (3)                                   95,201
         6,800  Ceridian Corp. (3)                                     130,356
         3,050  Check Point Software Tech., Ltd. (3)                   154,239
         3,200  Electronic Data Systems Corp.                          200,000
        10,700  Microsoft Corp. (3)                                    781,100
         8,000  Oracle Corp. (3)                                       152,000
         1,300  Siebel Systems, Inc. (3)                                60,970
         1,900  VeriSign, Inc. (3)                                     114,019
         3,800  VERITAS Software Corp. (3)                             252,814
                                                                 --------------
                                                                     2,287,739
                                                                 --------------
   UTILITIES (0.4%)
         2,800  Calpine Corp. (3)                                      105,840
                                                                 --------------

Total common stocks
(cost: $15,588,244)                                                 13,983,404
                                                                 --------------
BONDS (39.3%) (2)

   ASSET-BACKED SECURITIES (11.5%)
                Advanta Mortgage Loan Trust:
        25,000    1995-3 A5, 7.37%, 2/25/27                             25,529
        50,000    1996-1 A7, 7.07%, 3/25/27                             50,604
       300,000    1999-3 A4, 7.75%, 10/25/26                           311,211
                Conseco Home Equity Loan:
       300,000    2000-D A4, 8.17%, 12/15/25                           313,543
       450,000    2001-A IA5, 7.06%, 3/15/32                           440,984
                Conseco Mfg. Housing;
       150,000    2000-1 A5, 8.06%, 5/1/31                             157,080
       400,000    2000-4 A5, 7.97%, 5/1/32                             415,935
        74,999  ContiMortgage Home Equity Loan Tr.,
                  1996-1 A7, 7.00%, 3/15/27                             75,899
                EQCC Home Equity Loan Trust:
        25,000    1996-1 A5, 6.93%, 3/15/27                             25,062
       250,000    1996-4 A8, 7.41%, 1/15/28                            253,341
       100,000    1998-2 A5F, 6.64%, 7/15/29                            96,113
                Green Tree Financial Corp.:
        20,000    1995-5, 7.25%, 9/15/26                                20,385
        24,997    1997-4, 7.03%, 2/15/29                                25,428
       300,000  Green Tree Home Equity Loan Trust,
                  1999-D A5, 7.88%, 9/15/30                            311,761
                Money Store Home Equity Mtg.:
       300,000    6.725%, 6/15/24                                      292,019
        50,000    7.265%, 7/15/38                                       51,166
                                                                 --------------
                                                                     2,866,060
                                                                 --------------

-------------------------------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   COLLATERALIZED MORTGAGE OBLIGATIONS (8.6%)
                GE Capital Mortgage Services:
       485,000    Series 1996-HE4 A7, 7.495%, 10/25/26                 491,867
       164,252    Series 1997-6 A8, 7.50%, 7/25/27                     167,251
                PNC Mortgage Securities Corp.:
        41,191    Series 1998-6 4A, 6.75%, 8/25/13                      41,649
       429,253    Series 1998-14 1A, 6.25%, 1/25/29                    430,803
       100,000  Norwest Asset Securities Corp.
                  Series 1998-19 2A12, 6.75%, 7/25/28                   98,601
                Vendee Mortgage Trust:
       200,000    Series 2000-3 2B, 7.50%, 4/15/08                     208,364
       625,000    Series 1997-1 2E, 7.50%, 3/15/24                     650,632
        50,000    Series 1997-2 E, 7.50%, 5/15/24                       52,009
                                                                 --------------
                                                                     2,141,176
                                                                 --------------
   CORPORATE BONDS (13.5%)
       125,000  Allstate Finance, 7.83%, 12/1/45                       122,188
                American Airlines:
        25,000    1999-1 A2, 7.024%, 10/15/09                           25,453
        25,000    1999-1 B, 7.324%, 10/15/09                            25,182
       287,456  Atlas Air, 1999-1 A1, 7.20%, 1/2/19                    279,387
       250,000  Banc One Capital, 8.75%, 9/1/30                        278,856
                Burlington North Santa Fe:
        46,855    7.57%, 1/2/21                                         48,448
       200,000    7.91%, 1/15/20                                       210,768
                Continental Airlines:
       167,518    1996-B, 7.82%, 10/15/13                              172,316
        74,474    1999-1B, 6.795%, 8/2/18                               72,064
       200,000  Elan Corp., 7.25%, 2/21/08                             203,563
       200,000  First Empire Capital, 8.234%, 2/1/27                   192,754
       100,000  First Hawaiian Cap., 8.343%, 7/1/27                     98,209
        50,000  First Industrial LP, 7.15%, 5/15/27                     50,763
       200,000  Ford Motor Credit Co., 9.14%, 12/30/14                 216,540
        50,000  May Department Stores, 9.875%, 6/15/21                  52,058
       200,000  Pentair, Inc., 7.85%, 10/15/09                         195,059
       250,000  Questar Pipeline Co., 7.09%, 6/1/11                    250,555
       150,000  Security Capital Group, 7.75%, 11/15/03                154,206
        50,000  Union Carbide Corp., 8.75%, 8/1/22                      53,849
       187,015  Union Tank Car Co., 6.57%, 1/2/14                      186,433
       250,000  U.S. Airways Series 2000-2G, 8.02%, 2/5/19             262,183
       200,000  Xcel Energy, 8.75%, 3/1/22                             207,198
                                                                 --------------
                                                                     3,358,032
                                                                 --------------

        See accompanying notes to portfolios of investments on page 40.

                                                                              11
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001

-------------------------------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (0.4%)
        33,951  9.00%, 7/1/16                                           35,807
        20,030  9.00%, 7/1/16                                           21,125
         3,689  9.25%, 6/1/02                                            3,702
        29,892  10.00%, 10/1/18                                         33,039
                                                                 --------------
                                                                        93,673
                                                                 --------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.8%)
         8,468  9.00%, 11/1/06                                           8,798
        51,577  9.25%, 1/1/17                                           54,964
        52,393  9.75%, 1/15/13                                          56,600
        11,378  10.00%, 1/1/20                                          12,333
        58,101  10.25%, 6/15/13                                         63,856
                                                                 --------------
                                                                       196,551
                                                                 --------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (4.1%)
        14,912  9.00%, 6/15/11                                          15,985
        59,751  9.00%, 6/15/09                                          63,621
       147,470  9.00%, 11/15/16                                        159,824
        11,220  9.50%, 1/15/04                                          11,716
        32,715  9.50%, 11/15/04                                         34,163
        19,085  9.50%, 7/20/05                                          20,011
        19,637  9.50%, 12/15/09                                         21,503
        13,005  9.50%, 5/20/16                                          14,246
        64,250  9.50%, 3/15/18                                          70,696
        47,122  9.50%, 9/20/18                                          51,614
        14,968  9.50%, 2/20/19                                          16,396
        74,790  9.50%, 3/20/19                                          81,924
       357,122  9.50%, 12/15/19                                        386,585
        28,377  9.75%, 10/15/05                                         30,228
        32,682  10.00%, 3/20/16                                         36,134
        13,422  10.25%, 1/15/04                                         14,275
         7,922  11.25%, 10/15/11                                         8,848
                                                                 --------------
                                                                     1,037,769
                                                                 --------------
   TAXABLE MUNICIPAL SECURITIES (0.4%)
        11,000  Bernalillo Multifamily. Series 1998A,
                  7.50%, 9/20/20                                        11,212
       100,000  Tobacco Settlement Series 2001A,
                  7.67%, 5/15/16                                        98,224
                                                                 --------------
                                                                       109,436
                                                                 --------------

Total bonds
(cost: $9,563,297)                                                   9,802,697
                                                                 --------------

-------------------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
CLOSED-END MUTUAL FUNDS (1.6%) (2)
         6,009  American Select Portfolio                               75,413
           403  American Strategic, Inc. Portfolio                       4,860
        15,470  American Strategic, Inc. Portfolio II                  191,364
        10,609  American Strategic, Inc. Portfolio III                 125,186
                                                                 --------------

    Total closed-end mutual funds                                      396,823
    (cost: $368,185)                                             --------------

SHORT-TERM SECURITIES (2.1%) (2)
       536,000  Sit Money Market Fund, 3.66% (4)                       536,000
    (cost: $536,000)                                             --------------

Total investments in securities
    (cost: $26,055,726) (5)                                        $24,718,924
                                                                 ==============

        See accompanying notes to portfolios of investments on page 40.

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                                                                              13
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[PHOTO]  SIT LARGE CAP GROWTH FUND
         YEAR ENDED JUNE 30, 2001
         -----------------------------------------------------------------------
         SENIOR PORTFOLIO MANAGERS
         PETER L. MITCHELSON, CFA * ROGER J. SIT * RONALD D. SIT, CFA

   The Sit Large Cap Growth Fund's one year return was -32.9% compared to -36.2% for the Russell 1000 Growth Index. The S&P 500 Index posted a -14.8% decline during the period.
   The past 12 months have proved to be quite challenging for equity investors, as corporate earnings have decelerated amid a slowdown in the global economy. Growth stocks, in particular, have struggled in this environment due to higher valuations and a business contraction in the heavily-weighted technology sector. However, we believe that investor psychology has potential to improve quite dramatically as the U.S. economy shows signs of stability. Recent economic data indicate that we may be in the midst of this "bottoming" process at the moment. Furthermore, we believe that the Fed's aggressive interest-rate cuts and the income tax refunds will provide support to the U.S. economy and may contribute to a turnaround in the fortunes of the equity markets later this year or in early 2002. As we have often noted, stock prices tend to rise before there is strong evidence of an increase in economic activity. Indeed, the improvement in equity returns in the second quarter of 2001 may signal that the worst is over, as investors have begun to discount an eventual recovery in corporate earnings. We believe this recovery will occur in 2002 and that an imminent improvement in the outlook for corporate earnings will be evident in the second half of this year.
   The most significant sector weighting increases over the past year include producer manufacturing and technology services, through the purchases of Boeing, Minnesota Mining and Manufacturing, Adobe Systems, Check Point Software Technologies, Electronic Data Systems, and Veritas Software. The largest sector weighting decrease occurred in electronic technology due to relative price changes and sales of Xilinx, Texas Instruments, Tellabs, and Applied Materials. As of June 30th, the Fund was 95% invested in equity securities.
   Given the strong long-term earnings growth prospects and attractive valuations for companies held in the Fund, we remain enthusiastic about the Fund's prospects in the year ahead.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 65% of its total assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.


                                PORTFOLIO SUMMARY

                  Net Asset Value 6/30/01:    $38.99 Per Share
                                  6/30/00:    $63.66 Per Share

                         Total Net Assets:   $122.8 Million

              Weighted Average Market Cap:   $118.0 Billion

                           TOTAL DIVIDEND:     $5.03 PER SHARE
                   Long-Term Capital Gain:     $5.03 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                            Health Technology    16.3
                        Electronic Technology    15.0
                          Technology Services    13.8
                       Producer Manufacturing    10.3
                                      Finance     8.4
                                 Retail Trade     7.7
                            Consumer Services     6.5
                       Sectors 4.0% and Under    17.2
                      Cash & Other Net Assets     4.8

14
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                          AVERAGE ANNUAL TOTAL RETURNS*

                      SIT                             RUSSELL
                   LARGE CAP           S&P             1000
                  GROWTH FUND       500 INDEX       GROWTH INDEX
                  -----------       ---------       ------------

3 Month**             4.50%            5.85%            8.42%
6 Month**           -19.01            -6.70           -14.24
1 Year              -32.92           -14.83           -36.17
5 Years              12.06            14.47            11.99
10 Year***           13.30            15.10            13.76
Inception***         14.16            16.45            15.34
  (9/2/82)

                            CUMULATIVE TOTAL RETURNS*

                      SIT                             RUSSELL
                   LARGE CAP           S&P             1000
                  GROWTH FUND       500 INDEX       GROWTH INDEX
                  -----------       ---------       ------------

1 Year              -32.92%          -14.83%          -36.17%
5 Year               76.68            96.58            76.15
10 Year***          248.56           308.07           263.05
Inception***       1111.83          1660.42          1369.87
  (9/2/82)


*AS OF 6/30/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX.
***ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 6/30/01 would have grown to $121,183 in the Fund or $176,042 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                           * General Electric Co.
                           * Microsoft Corp.
                           * Tyco International, Ltd.
                           * Pfizer, Inc.
                           * Amgen, Inc.
                           * AOL Time Warner, Inc.
                           * Target Corp.
                           * Medtronic, Inc.
                           * Cisco Systems, Inc.
                           * United Health Group, Inc.

                           Total Number of Holdings: 71

                                                                              15
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001

-------------------------------------------------------------------------------
QUANTITY         NAME OF ISSUER                              MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (95.2%) (2)

   COMMERCIAL SERVICES (0.4%)
        20,500   SYSCO Corp.                                          $556,575
                                                                  -------------
   COMMUNICATIONS (2.7%)
       104,000   Global Crossing, Ltd. (3)                             898,560
        50,500   Nextel Communications, Inc. (3)                       883,750
        69,500   Vodafone Group, A.D.R.                              1,553,325
                                                                  -------------
                                                                     3,335,635
                                                                  -------------
   CONSUMER DURABLES (1.1%)
        28,200   Harley-Davidson, Inc.                               1,327,656
                                                                  -------------
   CONSUMER NON-DURABLES (2.9%)
        31,200   Colgate-Palmolive Co.                               1,840,488
        40,500   PepsiCo, Inc.                                       1,790,100
                                                                  -------------
                                                                     3,630,588
                                                                  -------------
   CONSUMER SERVICES (6.5%)
        66,500   AOL Time Warner, Inc. (3)                           3,524,500
        96,000   AT&T Corp. -  Liberty Media Corp. (3)               1,679,040
        70,000   General Motors Corp. - Class H (3)                  1,417,500
        26,177   Viacom, Inc. (3)                                    1,354,660
                                                                  -------------
                                                                     7,975,700
                                                                  -------------
   ELECTRONIC TECHNOLOGY (15.0%)
        45,400   ADC Telecommunications, Inc. (3)                      299,640
        17,000   Brocade Comm. Systems, Inc. (3)                       747,830
        36,500   Ciena Corp. (3)                                     1,387,000
       149,300   Cisco Systems, Inc. (3)                             2,717,260
        32,000   Dell Computer Corp. (3)                               836,800
        66,600   EMC Corp. (3)                                       1,934,730
        85,300   Intel Corp.                                         2,495,025
        19,500   International Business Machines, Inc.               2,203,500
        93,400   JDS Uniphase Corp. (3)                              1,167,500
        14,000   Juniper Networks, Inc. (3)                            435,400
        31,500   Linear Technology Corp.                             1,392,930
        65,500   Nokia Corp., A.D.R.                                 1,443,620
         3,000   Novellus Systems, Inc. (3)                            170,370
        73,000   Sun Microsystems, Inc. (3)                          1,147,560
                                                                  -------------
                                                                    18,379,165
                                                                  -------------
   ENERGY MINERALS (2.6%)
        38,000   Anadarko Petroleum Corp.                            2,053,140
        32,500   EOG Resources, Inc.                                 1,155,375
                                                                  -------------
                                                                     3,208,515
                                                                  -------------

-------------------------------------------------------------------------------
QUANTITY         NAME OF ISSUER                              MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   FINANCE (8.4%)
        24,362   American International Group, Inc.                  2,095,132
        38,800   Citigroup, Inc.                                     2,050,192
        13,200   Marsh & McLennan Cos., Inc.                         1,333,200
        16,500   Merrill Lynch & Co., Inc.                             977,625
         4,500   Northern Trust Corp.                                  281,250
        30,800   Wells Fargo Co.                                     1,430,044
        25,800   XL Capital, Ltd.                                    2,118,180
                                                                  -------------
                                                                    10,285,623
                                                                  -------------
   HEALTH SERVICES (2.6%)
         8,250   Cardinal Health, Inc.                                 569,250
        43,000   UnitedHealth Group, Inc.                            2,655,250
                                                                  -------------
                                                                     3,224,500
                                                                  -------------
   HEALTH TECHNOLOGY (16.3%)
        60,000   Amgen, Inc. (3)                                     3,640,800
        30,000   Baxter International, Inc.                          1,515,000
         5,000   Elan Corp., A.D.R. (3)                                305,000
        25,000   Eli Lilly and Co.                                   1,850,000
        21,000   Genzyme Corp. (3)                                   1,281,000
         9,000   Human Genome Sciences, Inc. (3)                       542,250
        28,500   MedImmune, Inc. (3)                                 1,345,200
        59,200   Medtronic, Inc.                                     2,723,792
        25,900   Merck & Co., Inc.                                   1,655,269
        90,925   Pfizer, Inc.                                        3,641,546
        33,000   Pharmacia Corp.                                     1,516,350
                                                                  -------------
                                                                    20,016,207
                                                                  -------------
   INDUSTRIAL SERVICES (4.0%)
        36,500   Enron Corp.                                         1,788,500
        42,000   Transocean Sedco Forex, Inc.                        1,732,500
        26,500   Schlumberger, Ltd.                                  1,395,225
                                                                  -------------
                                                                     4,916,225
                                                                  -------------
   PRODUCER MANUFACTURING (10.3%)
        18,000   Boeing Co.                                          1,000,800
       151,300   General Electric Co.                                7,375,875
         4,000   MN Mining and Manufacturing Co.                       456,400
        69,200   Tyco International, Ltd.                            3,771,400
                                                                  -------------
                                                                    12,604,475
                                                                  -------------
   RETAIL TRADE (7.7%)
        56,550   Home Depot, Inc.                                    2,632,403
        26,900   Kohl's Corp. (3)                                    1,687,437
         8,000   Lowe's Companies, Inc.                                580,400
        90,400   Target Corp.                                        3,127,840
        40,700   Walgreen Co.                                        1,389,905
                                                                  -------------
                                                                     9,417,985
                                                                  -------------

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QUANTITY         NAME OF ISSUER                              MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   TECHNOLOGY SERVICES (13.8%)
        31,500   Adobe Systems, Inc.                                 1,480,500
        15,000   Automatic Data Processing, Inc.                       745,500
        28,500   Bea Systems, Inc. (3)                                 875,235
        53,900   Ceridian Corp. (3)                                  1,033,263
        24,300   Check Point Software Tech., Ltd. (3)                1,228,851
        23,100   Electronic Data Systems Corp.                       1,443,750
        86,000   Microsoft Corp. (3)                                 6,278,000
        71,000   Oracle Corp. (3)                                    1,349,000
        12,500   Siebel Systems, Inc. (3)                              586,250
        10,000   VeriSign, Inc. (3)                                    600,100
        20,900   VERITAS Software Corp. (3)                          1,390,477
                                                                  -------------
                                                                    17,010,926
                                                                  -------------
   UTILITIES (0.9%)
        28,200   Calpine Corp. (3)                                   1,065,960
                                                                  -------------

Total common stocks                                                116,955,735
    (cost: $108,575,195)                                          -------------

SHORT-TERM SECURITIES (4.8%) (2)
     5,837,000   Sit Money Market Fund, 3.66% (4)                    5,837,000
    (cost: $5,837,000)                                            -------------

Total investments in securities
    (cost: $114,412,195) (5)                                      $122,792,735
                                                                  =============

        See accompanying notes to portfolios of investments on page 40.

[PHOTO]  SIT MID CAP GROWTH FUND
         YEAR ENDED JUNE 30, 2001
         -----------------------------------------------------------------------
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER
         ERIK S. ANDERSON, CFA, SENIOR PORTFOLIO MANAGER

   Performance of the Sit Mid Cap Growth Fund reflected the market correction in growth stocks over the past year. The Fund's 12-month return was -35.2%, while the Russell MidCap Growth Index fell to -31.5%. The S&P 400 MidCap Index return was +8.9%.
   The deceleration in corporate profits weighed on equity markets over the past 12 months, as the nation's economy slowed from the remarkable pace witnessed in 1999 and early 2000. Growth stocks have struggled as the technology sector, in particular, has corrected significantly from high valuation levels. While current business fundamentals remain challenging, we remain positive on the secular case supporting long-term growth in the technology sector. Due to the simple fact that valuations and earnings forecasts now reflect lower investor expectations, the outlook for the sector is attractive. Since we realize that it may take some time for the technology sector to regain investor enthusiasm, we strongly believe that additional opportunities exist for well-positioned companies that can grow in a low interest rate, moderate growth environment. Specifically, we are finding opportunities in several sectors, including health technology and financial services, as these two sectors now account for about 31% of Fund assets.
   Significant sector weighting increases over the past twelve months include health technology, finance, and health services through the purchases of Genzyme, Allergan, Wellpoint Health, Capital One, and Hartford Financial Services. The only significant sector weighting decrease occurred in electronic technology through relative price changes and the elimination of positions in Analog Devices, Teradyne, ASM Lithography, Lexmark, and Scientific Atlanta. As of June 30th, the Fund was 96% invested in equities.
   We strongly believe that the market correction has led to highly attractive valuations for growth stocks. This factor and the likelihood of an improving economic environment make us optimistic about the Fund's intermediate- and long-term prospects.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 65% of its total assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.


                                PORTFOLIO SUMMARY

                  Net Asset Value  6/30/01:    $12.37 Per Share
                                   6/30/00:    $23.57 Per Share

                          Total Net Assets:   $360.0 Million

               Weighted Average Market Cap:    $10.9 Billion

                            TOTAL DIVIDEND:     $4.07 PER SHARE
                    Long-Term Capital Gain:     $4.07 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                          Technology Services    19.2
                            Health Technology    18.9
                        Electronic Technology    14.6
                                      Finance    12.0
                                 Retail Trade     5.7
                          Industrial Services     5.7
                              Health Services     5.5
                       Sectors 3.5% and Under    14.8
                      Cash & Other Net Assets     3.6

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                          AVERAGE ANNUAL TOTAL RETURNS*

                     SIT            S&P             RUSSELL
                   MID CAP         MIDCAP           MID CAP
                 GROWTH FUND      400 INDEX      GROWTH INDEX
                 -----------      ---------      ------------

3 Month**            6.82%          13.16%           16.18%
6 Month**          -22.83            0.97           -12.96
1 Year             -35.21            8.87           -31.51
5 Year              11.42           18.54            12.29
10 Year             13.70           17.61            14.26
Inception           17.08           18.22             --
  (9/2/82)

                            CUMULATIVE TOTAL RETURNS*

                     SIT            S&P             RUSSELL
                   MID CAP         MIDCAP           MID CAP
                 GROWTH FUND      400 INDEX      GROWTH INDEX
                 -----------      ---------      ------------

1 Year             -35.21%           8.87%          -31.51%
5 Year              71.71          134.08            78.57
10 Year            261.15          406.15           279.12
Inception         1850.18         2240.71             --
  (9/2/82)


*AS OF 6/30/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX AND THE S&P MIDCAP 400 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 6/30/01 would have grown to $195,018 in the Fund, or $234,071 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                          * Elan Corp., A.D.R.
                          * Kohl's Corp.
                          * Ace, Ltd.
                          * Genzyme Corp.
                          * Fiserv, Inc.
                          * Allergan, Inc.
                          * IDEC Pharmaceuticals Corp.
                          * Check Point Software Tech, Ltd.
                          * Biogen, Inc.
                          * Veritas Software Corp.

                          Total Number of Holdings: 75

SIT MID CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001

-------------------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (95.8%) (2)

   COMMERCIAL SERVICES (0.7%)
        10,950  International Game Technology (3)                     $687,113
        21,000  Omnicom Group, Inc.                                  1,806,000
                                                                  -------------
                                                                     2,493,113
                                                                  -------------
   COMMUNICATIONS (1.1%)
       204,500  TyCom, Ltd. (3)                                      3,517,400
       296,700  XO Communications, Inc. (3)                            569,664
                                                                  -------------
                                                                     4,087,064
                                                                  -------------
   CONSUMER DURABLES (3.5%)
       132,500  Electronic Arts, Inc. (3)                            7,671,750
       106,450  Harley-Davidson, Inc.                                5,011,666
                                                                  -------------
                                                                    12,683,416
                                                                  -------------
   CONSUMER SERVICES (2.4%)
        76,772  Clear Channel Communications (3)                     4,813,604
       116,700  EchoStar Communications Corp. (3)                    3,783,414
                                                                  -------------
                                                                     8,597,018
                                                                  -------------
   ELECTRONIC TECHNOLOGY (14.0%)
       367,500  ADC Telecommunications, Inc. (3)                     2,425,500
        69,500  Analog Devices, Inc. (3)                             3,005,875
       250,600  Applied Micro Circuits Corp. (3)                     4,310,320
        92,200  Brocade Communications Sys., Inc. (3)                4,055,878
        78,000  CIENA Corp. (3)                                      2,964,000
        60,500  Comverse Technology, Inc. (3)                        3,454,550
        66,700  Integrated Device Technology, Inc. (3)               2,113,723
       378,300  JDS Uniphase Corp. (3)                               4,728,750
       232,600  Jabil Circuit, Inc. (3)                              7,178,036
        21,200  NVIDIA Corp. (3)                                     1,966,300
       102,500  ONI Systems Corp. (3)                                2,859,750
       119,500  Sonus Networks, Inc. (3)                             2,791,520
       118,687  Symbol Technologies, Inc.                            2,634,851
       120,300  Vitesse Semiconductor Corp. (3)                      2,531,112
        84,100  Xilinx, Inc. (3)                                     3,468,284
                                                                  -------------
                                                                    50,488,449
                                                                   ------------
   ENERGY MINERALS (1.9%)
       132,000  Devon Energy Corp.                                   6,930,000
                                                                  -------------

-------------------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   FINANCE (12.0%)
       261,900  Ace, Ltd.                                           10,237,671
        88,000  Capital One Financial Corp.                          5,280,000
        71,500  Hartford Financial Sevices Group, Inc.               4,890,600
        92,400  Legg Mason, Inc.                                     4,597,824
        51,500  Lehman Brothers Holdings, Inc.                       4,004,125
        56,500  PNC Financial Services Group                         3,717,135
        95,200  Stilwell Financial, Inc.                             3,194,912
       156,100  TCF Financial Corp.                                  7,228,991
                                                                  -------------
                                                                    43,151,258
                                                                  -------------
   HEALTH SERVICES (5.5%)
       278,500  Oxford Health Plans, Inc. (3)                        7,965,100
       128,000  Tenet Healthcare Corp. (3)                           6,603,520
        55,000  Wellpoint Health Networks, Inc. (3)                  5,183,200
                                                                  -------------
                                                                    19,751,820
                                                                  -------------
   HEALTH TECHNOLOGY (18.9%)
       106,500  Allergan, Inc.                                       9,105,750
       156,400  Biogen, Inc. (3)                                     8,501,904
       205,300  Elan Corp., A.D.R. (3)                              12,523,300
       166,800  Genzyme Corp. (3)                                   10,174,800
        71,400  Human Genome Sciences, Inc. (3)                      4,301,850
       133,700  IDEC Pharmaceuticals Corp. (3)                       9,050,153
       165,200  Immunex Corp. (3)                                    2,932,300
       116,950  MedImmune, Inc. (3)                                  5,520,040
        52,000  Millennium Pharmaceuticals, Inc. (3)                 1,850,160
        47,000  Sepracor, Inc. (3)                                   1,870,600
        81,400  Waters Corp. (3)                                     2,247,454
                                                                  -------------
                                                                    68,078,311
                                                                  -------------
   INDUSTRIAL SERVICES (5.7%)
       199,100  Allied Waste Industries, Inc. (3)                    3,719,188
       105,000  Dynegy, Inc.                                         4,882,500
       130,100  Noble Drilling Corp. (3)                             4,260,775
       100,800  Transocean Sedco Forex, Inc.                         4,158,000
        69,300  Weatherford International, Inc. (3)                  3,326,400
                                                                  -------------
                                                                    20,346,863
                                                                  -------------
   PRODUCER MANUFACTURING (2.0%)
        95,000  Danaher Corp.                                        5,320,000
        29,000  Lexmark International, Inc. (3)                      1,950,250
                                                                  -------------
                                                                     7,270,250
                                                                  -------------

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-------------------------------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   RETAIL TRADE (5.7%)
       182,200  Bed Bath & Beyond, Inc. (3)                          5,684,640
        68,500  CVS Corp.                                            2,644,100
       192,000  Kohl's Corp. (3)                                    12,044,160
                                                                  -------------
                                                                    20,372,900
                                                                  -------------
   TECHNOLOGY SERVICES (19.2%)
       112,200  BEA Systems, Inc. (3)                                3,445,662
       234,100  Ceridian Corp. (3)                                   4,487,697
       170,800  Check Point Software Tech., Ltd. (3)                 8,637,356
       121,000  Concord EFS, Inc. (3)                                6,293,210
       362,700  Dendrite International, Inc. (3)                     4,025,970
       160,200  Exodus Communications, Inc. (3)                        330,012
       144,075  Fiserv, Inc. (3)                                     9,217,919
       114,500  I2 Technologies, Inc. (3)                            2,267,100
        71,800  Mercury Interactive Corp. (3)                        4,300,820
        62,500  Micromuse, Inc. (3)                                  1,749,375
        74,000  PeopleSoft, Inc. (3)                                 3,643,020
       130,700  Siebel Systems, Inc. (3)                             6,129,830
        68,000  SunGard Data Systems, Inc. (3)                       2,040,680
        91,500  TIBCO Software, Inc. (3)                             1,168,455
        53,000  VeriSign, Inc. (3)                                   3,180,530
       122,600  VERITAS Software Corp. (3)                           8,156,578
                                                                  -------------
                                                                    69,074,214
                                                                  -------------
   UTILITIES (3.2%)
       189,500  Calpine Corp. (3)                                    7,163,100
       126,000  Mirant Corp. (3)                                     4,334,400
                                                                  -------------
                                                                    11,497,500
                                                                  -------------

Total common stocks                                                344,822,176
   (cost:  $292,189,952)                                          -------------

CONVERTIBLE BOND (0.6%) (2)
     3,250,000  Juniper Networks, 4.75%, 3/15/07                     2,323,750
   (cost:  $3,251,263)                                            -------------

SHORT-TERM SECURITIES (3.4%) (2)
    12,333,000  Sit Money Market Fund, 3.66% (4)                    12,333,000
   (cost:  $12,333,000)                                           -------------

Total investments in securities
   (cost:  $307,774,215) (5)                                      $359,478,926
                                                                  =============

        See accompanying notes to portfolios of investments on page 40.

[PHOTO]  SIT INTERNATIONAL GROWTH FUND
         YEAR ENDED JUNE 30, 2001
         -----------------------------------------------------------------------
         SENIOR PORTFOLIO MANAGERS
         EUGENE C. SIT, CFA AND ROGER J. SIT

   The Sit International Growth Fund returned -36.4% for the year ended June 30, 2001 compared with declines of -23.8% for the MSCI EAFE Index and -22.1% for the Lipper International Fund Index. The Fund's overweight in technology shares was the primary cause of underperformance, though this was partially offset by positive contributions from the Fund's holdings in the pharmaceutical and commercial services sectors. For the three months ended June 30, 2001, the Fund declined -3.5%, versus returns of -1.3% for the MSCI EAFE Index and +0.7% for the Lipper International Fund Index.
   The international equity markets rallied at the beginning of the second quarter only to give up their gains in subsequent weeks, as the latest statistics presented a mixed view of current economic conditions overseas and earnings forecast downgrades continued. Although the European Central Bank's surprise rate cut in May raises hopes that monetary easing will provide stimulus to the Euroland economies, persistent inflationary pressures from higher food and oil prices are constraining further cuts. However, we have increased our weighting in the UK, where strong domestic demand and a relatively low dependence on exports has allowed the Bank of England to cut rates at a faster pace. Our weighting in Europe on June 30th was 61.2%, versus 69.3% for the Index.
   In Japan, stocks have traded lower following the initial investor euphoria that greeted the new prime minister, Koizumi, but we view the new administration's apparent commitment to reform as positive and are maintaining a weighting in Japan of 80% of the Index. During the quarter we added Canon, a diversified technology/optics firm, while selling out of technology companies elsewhere in the world that have revealed worse-than-expected earnings shortfalls. The Fund had a 18.4% weighting in Japan at the end of the quarter versus 24.4% for the Index.
   In Asia ex-Japan, the Fund had a weighting of 7.2% on June 30th, compared with 6.3% for the Index. Our largest exposure in the region is in Hong Kong, where positions in China-related companies such as China Mobile and CITIC Pacific position the portfolio to benefit from an improvement in investor sentiment towards China, as approval of that country's entry into WTO this year becomes more likely.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its total assets in common stocks of growth companies domiciled outside the United States.
     In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.


                                PORTFOLIO SUMMARY

                   Net Asset Value  6/30/01:    $14.61 Per Share
                                    6/30/00:    $23.58 Per Share

                           Total Net Assets:   $123.1 Million

                Weighted Average Market Cap:    $57.8 Billion
                             TOTAL DIVIDEND:     $0.52 PER SHARE
                     Long-Term Capital Gain:     $0.52 Per Share


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                                 SIT INT'L       Morgan Stanley
                                GROWTH FUND        EAFE Index

         France, Germany, UK       34.3               41.5
                Europe Other       26.9               27.8
                       Japan       18.4               24.4
               Pacific Basin        7.2                6.3
          Africa/Middle East        2.5                0.0
               North America        1.5                0.0
               Latin America        1.1                0.0
     Cash & Other Net Assets        8.1                0.0

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                          AVERAGE ANNUAL TOTAL RETURNS*

                      SIT          MORGAN STANLEY      LIPPER
                 INTERNATIONAL      CAPITAL INT'L       INT'L
                  GROWTH FUND        EAFE INDEX         INDEX
                  -----------        ----------         -----

3 Month**            -3.50%            -1.32%           0.71%
6 Month**           -22.00            -14.87          -12.43
1 Year              -36.43            -23.84          -22.11
3 Year               -3.95             -1.34            0.05
5 Year                2.20              2.83            5.54
Inception             7.41              5.52            8.11
  (11/1/91)

                            CUMULATIVE TOTAL RETURNS*

                      SIT          MORGAN STANLEY      LIPPER
                 INTERNATIONAL      CAPITAL INT'L       INT'L
                  GROWTH FUND        EAFE INDEX         INDEX
                  -----------        ----------         -----

1 Year              -36.43%           -23.84%         -22.11%
3 Year              -11.39             -3.97            0.14
5 Year               11.49             14.96           30.95
Inception            99.61             68.10          112.61
  (11/1/91)


*AS OF 6/30/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/91) and held until 6/30/01 would have grown to $19,961 in the Fund, or $16,810 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                                      Finance    21.9
                               Communications    14.4
                            Health Technology    13.6
                        Electronic Technology    11.3
                          Technology Services     7.8
                       Sectors 4.4% and Under    22.9
                      Cash & Other Net Assets     8.1

SIT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001

                                TOP 10 HOLDINGS

                         * Elan Corp., p.l.c., A.D.R.
                         * NTT DoCoMo, Inc.
                         * AXA
                         * Takeda Chemical Industries
                         * Nokia Corp., A.D.R.
                         * BP Amoco, A.D.R.
                         * Vodafone Group, p.l.c.
                         * Sony Corp.
                         * UBS AG
                         * Glaxosmithkline, A.D.R.

                         Total Number of Holdings: 84

-------------------------------------------------------------------------------
QUANTITY         NAME OF ISSUER                              MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (91.9%) (2)

   AFRICA/ MIDDLE EAST (2.5%)
    ISRAEL (2.5%)
        22,000   Amdocs, Ltd. (Technology Services) (3)             $1,184,700
        17,400   Check Point Software Technologies, Ltd.,
                  A.D.R. (Technology Services) (3)                     879,918
        18,700   Comverse Technology, Inc. (Electronic
                  Technology) (3)                                    1,067,770
                                                                  -------------
                                                                     3,132,388
                                                                  -------------
   ASIA (25.6%)
    AUSTRALIA (0.6%)
        20,900   News Corp., Ltd., A.D.R. (Consumer Svcs.)             677,160
                                                                  -------------
    HONG KONG (3.9%)
        98,000   Cheung Kong Hldgs., Ltd. (Industrial
                  Services)                                          1,067,999
       188,000   China Mobile (Hong Kong)
                     (Communications) (3)                              993,073
       259,000   Citic Pacific, Ltd. (Industrial Services)             801,942
       158,000   HSBC Holdings, p.l.c. (Finance)                     1,868,742
                                                                  -------------
                                                                     4,731,756
                                                                  -------------

-------------------------------------------------------------------------------
QUANTITY         NAME OF ISSUER                              MARKET VALUE($)(1)
-------------------------------------------------------------------------------
    JAPAN (18.4%)
        57,800   AFLAC, Inc., A.D.R. (Finance)                       1,820,122
        22,000   Canon, Inc. (Electronic Technology)                   889,063
        87,000   Hitachi, Ltd. (Electronic Technology)                 854,544
        32,000   Kao Corp. (Consumber Non-Durables)                    795,410
           243   Mizuho Holdings, Inc. (Finance)                     1,130,091
           325   NTT Data Corp. (Tech. Services)                     1,772,032
           223   NTT DoCoMo, Inc. (Communications)                   3,880,109
           123   Nippon Telephone (Communications)                     641,059
        53,000   Seven Eleven Japan (Retail Trade)                   2,069,589
        40,100   Sony Corp. (Consumer Durables)                      2,636,559
        65,000   Takeda Chemical Industries
                  (Health Technology)                                3,022,878
       206,000   The Nikko Securities Co., Ltd. (Finance)            1,650,107
        74,000   The Nomura Securities Co., Ltd.
                  (Finance)                                          1,418,107
                                                                  -------------
                                                                    22,579,670
                                                                  -------------
    SINGAPORE (1.0%)
        73,846   DBS Group Holdings, Ltd. (Finance)                    543,119
       109,000   Venture Mfg., Ltd. (Electronic Tech.)                 723,895
                                                                  -------------
                                                                     1,267,014
                                                                  -------------
    TAIWAN (1.2%)
       223,860   Hon Hai Precision Industry (Electronic
                  Technology) (3)                                    1,176,882
        23,145   Taiwan Semiconductor Mfg. Co.,
                  A.D.R. (Electronic Technology) (3)                   351,569
                                                                  -------------
                                                                     1,528,451
                                                                  -------------
    THAILAND (0.5%)
        63,400   Advanced Info Services (Communications)               674,909
                                                                  -------------
   EUROPE (61.2%)
    BELGIUM (0.3%)
        16,500   Interbrew (Consumer Non-Durables)                     441,401
                                                                  -------------
    FINLAND (2.4%)
       133,300   Nokia Corp., A.D.R. (Electronic Tech.)              2,937,932
                                                                  -------------

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-------------------------------------------------------------------------------
QUANTITY         NAME OF ISSUER                              MARKET VALUE($)(1)
-------------------------------------------------------------------------------
    FRANCE (14.1%)
       111,080   AXA (Finance)                                       3,164,337
        46,680   Alcatel (Communications)                              976,090
        11,390   Aventis, S.A. (Health Technology)                     909,279
        11,500   Business Objects, A.D.R. (Tech. Svcs.) (3)            271,400
        20,400   Business Objects (Tech. Services) (3)                 487,014
        14,430   France Telecom, S.A. (Communications)                 687,759
        13,120   Groupe Danone (Cons. Non-Durables)                  1,800,440
        20,050   L'oreal Co. (Consumer Non-Durables)                 1,294,244
        43,800   STMicroelectronics, A.D.R. (Electronic
                  Technology)                                        1,489,200
        12,840   Sanofi-Synthelabo, S.A. (Health Tech.)                842,420
        28,800   Schlumberger, Ltd. (Industrial
                  Services)                                          1,516,320
        51,310   Suez, S.A. (Utilities)                              1,650,621
         7,300   Total Fina, S.A. (Energy Minerals)                  1,022,163
        21,500   Vivendi Universal (Consumer Services)               1,253,153
                                                                  -------------
                                                                    17,364,440
                                                                  -------------
    GERMANY (5.1%)
         5,897   Allianz AG (Finance)                                1,730,800
        38,050   Deutsche Telekom AG (Communications)                  858,770
         5,850   Muenchener Rueckver (Finance)                       1,641,728
         6,900   SAP AG (Technology Services)                          951,551
        17,690   Siemens AG (Technology Services)                    1,085,745
                                                                  -------------
                                                                     6,268,594
                                                                  -------------
    IRELAND (3.6%)
        71,900   Elan Corp., p.l.c., A.D.R. (Health
                  Technology) (3)                                    4,385,900
                                                                  -------------
    ITALY (4.3%)
        20,500   Assicurazioni Generali (Finance)                      616,090
       222,775   Banca Fideuram (Finance)                            2,116,027
       159,200   Telecom Italia (Communications)                     1,428,600
       234,000   Telecom Italia Mobile Spa
                    (Communications)                                 1,192,543
                                                                  -------------
                                                                     5,353,260
                                                                  -------------

-------------------------------------------------------------------------------
QUANTITY         NAME OF ISSUER                              MARKET VALUE($)(1)
-------------------------------------------------------------------------------
    NETHERLANDS (6.0%)
        81,900   ASML Holding N.V., A.D.R.
                  (Electronic Technology) (3)                        1,822,275
        32,380   Aegon N.V., A.D.R. (Finance)                          919,592
       177,840   CMG, p.l.c. (Technology Services)                     812,990
        35,720   ING Groep N.V. (Finance)                            2,334,482
        25,200   Royal Dutch Petroleum, A.D.R.
                  (Energy Minerals)                                  1,468,404
                                                                  -------------
                                                                     7,357,743
                                                                  -------------
    SPAIN (3.0%)
        66,553   Banca Bilbao Vizcaya Argentaria, S.A.
                  (Finance)                                            860,900
        47,500   Endesa, S.A. (Utilities)                              757,594
       173,861   Telefonica, S.A. (Communications)                   2,143,016
                                                                  -------------
                                                                     3,761,510
                                                                  -------------
    SWEDEN (1.5%)
       137,300   L.M. Ericsson Telephone Co., A.D.R.
                  (Electronic Technology)                              744,166
        60,800   Securitas 'B ' (Commercial Svcs.)                   1,064,068
                                                                  -------------
                                                                     1,808,234
                                                                  -------------
    SWITZERLAND (5.8%)
         5,000   Nestle, S.A. (Consumer Non-Durables)                1,062,676
        44,370   Novartis, A.G. (Health Technology)                  1,605,847
        16,600   Roche Holdings, A.G. (Health Tech.)                 1,196,039
        17,400   UBS, A.G. (Finance)                                 2,492,837
         2,200   Zurich Financial Services, A.G. (Finance)             750,327
                                                                  -------------
                                                                     7,107,726
                                                                  -------------

        See accompanying notes to portfolios of investments on page 40.

SIT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001

-------------------------------------------------------------------------------
QUANTITY         NAME OF ISSUER                              MARKET VALUE($)(1)
-------------------------------------------------------------------------------
    UNITED KINGDOM (15.1%)
        29,534   AstraZeneca Group, p.l.c. (Health
                  Technology)                                        1,364,775
        58,700   BP Amoco, A.D.R. (Energy Minerals)                  2,926,195
        41,570   Barclays, p.l.c. (Finance)                          1,274,525
        66,760   Celltech Group, p.l.c. (Health Tech.) (3)           1,124,825
       134,100   Compass Group, p.l.c. (Consumer Services)           1,073,132
       123,485   Dimension Data Holdings, p.l.c.
                  (Technology Services) (3)                            468,910
        41,784   GlaxoSmithkline, p.l.c., A.D.R. (Health
                   Technology)                                       2,348,261
       245,595   Misys, p.l.c. (Technology Services)                 1,716,674
        59,824   Pearson, p.l.c. (Consumer Services)                   986,086
        82,670   Reuters Group (Consumer Services)                   1,073,153
        25,900   Royal Bank of Scotland (Finance)                      570,796
     1,278,175   Vodafone Group, p.l.c. (Communications)             2,831,280
        38,000   Vodafone Group, A.D.R. (Communications)               849,300
                                                                  -------------
                                                                    18,607,912
                                                                  -------------
   LATIN AMERICA (1.1%)
    MEXICO (1.1%)
        17,900   Telefonos de Mexico S.A., A.D.R.
                  (Communications)                                     628,111
       257,530   Wal-Mart de Mexico (Retail
                  Trade)                                               697,163
                                                                  -------------
                                                                     1,325,274
                                                                  -------------
   NORTH AMERICA (1.5%)
    CANADA (1.5%)
        70,400   JDS Uniphase Corp. (Electronic
                  Technology)                                          880,000
        31,300   PMC-Sierra, Inc., A.D.R. (Electronic
                  Technology) (3)                                      972,491
                                                                  -------------
                                                                     1,852,491
                                                                  -------------

Total common stocks                                                113,163,765
   (cost:  $117,151,604)                                          -------------

SHORT TERM SECURITIES (4.1%) (2)
     5,020,000   Sit Money Market Fund, 3.66% (4)                    5,020,000
   (cost:  $5,020,000)                                            -------------

Total investments in securities
   (cost:  $122,171,604) (5)                                      $118,183,765
                                                                  =============

        See accompanying notes to portfolios of investments on page 40.

26
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                                                                              27

[PHOTO]  SIT SMALL CAP GROWTH FUND
         YEAR ENDED JUNE 30, 2001
         -----------------------------------------------------------------------
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Small Cap Growth Fund returned -28.8% over the last twelve months, compared to the 12-month return of -23.3% for the Russell 2000 Growth Index. The Russell 2000 Index rose to +0.6% for the period. Since inception, the Fund's annualized return was +21.5% compared to +10.5% and +13.0% returns for the Russell 2000 Growth Index and the Russell 2000 Index, respectively.
   Despite difficult equity market conditions over the past twelve months, we are optimistic about the market outlook in the months ahead. While corporate earnings concerns have proliferated in recent months, we believe that the underlying cause is largely cyclical, not secular, in nature. We remain highly focused on the long-term outlook for companies held in the Fund, positioning the portfolio for an eventual rebound in economic activity (and corporate earnings). Importantly, we believe the stage has been set for improved economic conditions later in 2001 and 2002 due to the "lagged" impact of Federal Reserve interest rate reductions, tax cuts, and lower energy costs. It should be noted that virtually all market indices posted positive returns in the second quarter due to growing investor confidence that the U.S. economy appears to be showing signs of bottoming. Small capitalization stocks continue to show strong relative momentum, as the Russell 2000 has outperformed the S&P 500 by over 15 percentage points over the past 12 months.
   The Fund remains highly diversified, with the heaviest sector weights in health technology, finance, and electronic technology. The most significant sector weighting increases occurred in health technology and finance through the purchase of Cell Therapeutics, Sangamo Biosciences, Imclone Systems, Mercury General, and Commerce Bancorp. The electronic technology and technology services sectors had the greatest weighting decreases due to relative price changes and sales of Burr Brown, Flextronics, Juniper Networks, Sapient, Inktomi, and Verticalnet.
   We believe the market correction has resulted in numerous attractive long-term investment opportunities in small capitalization companies, and the portfolio is well positioned to benefit from an eventual rebound as market conditions improve. We greatly appreciate shareholders' continued interest and participation in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.
     The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth.


                                PORTFOLIO SUMMARY

                     Net Asset Value 6/30/01:    $28.99 Per Share
                                     6/30/00:    $41.35 Per Share

                            Total Net Assets:   $227.9 Million

                 Weighted Average Market Cap:     $2.7 Billion
                              TOTAL DIVIDEND:     $0.58 PER SHARE
                      Long-Term Capital Gain:     $0.58 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                            Health Technology    17.3
                                      Finance    15.3
                        Electronic Technology    13.0
                          Technology Services    11.5
                              Health Services     7.7
                           Process Industries     6.8
                          Industrial Services     4.8
                       Sectors 3.9% and Under    20.3
                      Cash & Other Net Assets     3.3

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                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT                            RUSSELL
                    SMALL CAP      RUSSELL 2000         2000
                   GROWTH FUND        INDEX         GROWTH INDEX
                   -----------        -----         ------------

3 Month**              8.37%         14.29%            17.97%
6 Month**            -17.55           6.86              0.03
1 Year               -28.79           0.57            -23.35
3 Year                20.55           5.28              2.15
5 Year                14.91           9.60              4.76
Inception             21.52          12.95             10.47
  (7/1/94)

                            CUMULATIVE TOTAL RETURNS*

                       SIT                            RUSSELL
                    SMALL CAP      RUSSELL 2000         2000
                   GROWTH FUND        INDEX         GROWTH INDEX
                   -----------        -----         ------------

1 Year               -28.79%          0.57%           -23.35%
3 Year                75.20          16.71              6.59
5 Year               100.34          58.17             26.20
Inception            291.52         134.55            100.86
  (7/1/94)


*AS OF 6/30/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX AND THE RUSSELL 2000 GROWTH INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 6/30/01 would have grown to $39,152 in the Fund, or $23,455 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                                TOP 10 HOLDINGS

                        * Millipore Corp.
                        * Biosite Diagnostics, Inc.
                        * BISYS Group, Inc.
                        * New York Community Bancorp, Inc.
                        * Arthur J. Gallagher & Co.
                        * Partnerre, Ltd.
                        * DeVry, Inc.
                        * Ambac Financial Group, Inc.
                        * PerkinElmer, Inc.
                        * Flextronics International, Ltd.

                        Total Number of Holdings: 77

SIT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001

-------------------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (96.7%) (2)

   COMMERCIAL SERVICES (0.5%)
        43,500  Performance Food Group Co. (3)                      $1,315,005
                                                                 --------------
   COMMUNICATIONS (2.7%)
       222,100  Pinnacle Holdings, Inc. (3)                          1,334,821
        67,800  Rural Cellular Corp. (3)                             3,071,340
        55,500  Time Warner Telecom, Inc. (3)                        1,860,360
                                                                 --------------
                                                                     6,266,521
                                                                 --------------
   CONSUMER DURABLES (1.1%)
        31,000  Activision, Inc. (3)                                 1,216,750
        20,500  THQ, Inc. (3)                                        1,222,415
                                                                 --------------
                                                                     2,439,165
                                                                 --------------
   CONSUMER SERVICES (3.7%)
       142,500  DeVry, Inc. (3)                                      5,147,100
        61,300  Emmis Communications Corp. (3)                       1,884,975
        56,000  Sylvan Learning Systems, Inc. (3)                    1,360,800
                                                                 --------------
                                                                     8,392,875
                                                                 --------------
   CONSUMER NON-DURABLES (1.6%)
        71,000  Liz Claiborne, Inc.                                  3,581,950
                                                                 --------------
   ELECTRONIC TECHNOLOGY (13.0%)
       154,000  Agere Systems, Inc. (3)                              1,155,000
       100,000  Applied Micro Circuits Corp. (3)                     1,720,000
       101,500  Artesyn Technologies, Inc. (3)                       1,309,350
       128,000  Elantec Semiconductor, Inc. (3)                      4,325,120
       123,300  Exfo Electro-Optical Engineering, Inc. (3)           1,991,295
        72,400  Extreme Networks, Inc. (3)                           2,135,800
       154,500  Finisar Corp. (3)                                    2,886,060
       173,400  Flextronics International, Ltd. (3)                  4,527,474
       209,100  JDS Uniphase Corp. (3)                               2,613,750
        89,700  Newport Corp.                                        2,377,050
       342,500  Oplink Communications, Inc. (3)                      1,284,375
        47,000  Plexus Corp. (3)                                     1,551,000
        55,000  PMC-Sierra, Inc. (3)                                 1,708,850
                                                                 --------------
                                                                    29,585,124
                                                                 --------------
   ENERGY MINERALS (1.7%)
       119,500  Newfield Exploration Co. (3)                         3,831,170
                                                                 --------------

-------------------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   FINANCE (15.3%)
        83,150  Ambac Financial Group, Inc.                          4,839,330
       229,700  Arthur J. Gallagher & Co.                            5,972,200
        26,000  Commerce Bancorp, Inc.                               1,822,600
        78,250  Federated Investors, Inc.                            2,519,650
        83,000  Legg Mason, Inc.                                     4,130,080
       113,500  Mercury General Corp.                                3,969,095
       171,437  New York Community Bancorp, Inc.                     6,454,603
        94,700  Partnerre, Ltd.                                      5,246,380
                                                                 --------------
                                                                    34,953,938
                                                                 --------------
   HEALTH SERVICES (7.7%)
        26,400  Express Scripts, Inc. (3)                            1,452,792
       143,900  Oxford Health Plans, Inc. (3)                        4,115,540
        95,700  Stericycle, Inc. (3)                                 4,493,115
        59,400  Trigon Healthcare, Inc. (3)                          3,852,090
        79,400  Universal Health Services, Inc. (3)                  3,612,700
                                                                 --------------
                                                                    17,526,237
                                                                 --------------
   HEALTH TECHNOLOGY (17.3%)
       176,650  Biosite Diagnostics, Inc. (3)                        7,913,920
        75,000  Caliper Technologies Corp. (3)                       1,578,750
        28,500  CryoLife, Inc. (3)                                   1,165,935
       116,100  Cell Therapeutics, Inc. (3)                          3,209,004
        60,000  IDEC Pharmaceuticals Corp. (3)                       4,061,400
        38,200  ImClone Systems, Inc. (3)                            2,016,960
       192,100  Large Scale Biology Corp. (3)                        1,363,910
       167,000  PerkinElmer, Inc.                                    4,597,510
        44,800  Protein Design Labs, Inc. (3)                        3,886,848
        28,000  ResMed, Inc. (3)                                     1,415,400
        42,500  Sepracor, Inc. (3)                                   1,691,500
       154,200  Sangamo BioSciences, Inc. (3)                        2,257,488
        55,800  Techne Corp. (3)                                     1,813,500
        78,600  Ventana Medical Systems, Inc. (3)                    2,475,900
                                                                 --------------
                                                                    39,448,025
                                                                 --------------
   INDUSTRIAL SERVICES (4.8%)
        67,500  Helmerich & Payne, Inc.                              2,080,350
        17,000  Insituform Technologies, Inc. (3)                      620,500
        49,000  Jacobs Engineering Group, Inc.  (3)                  3,196,270
       111,700  National - Oilwell, Inc. (3)                         2,993,560
       110,100  Pride International, Inc. (3)                        2,091,900
                                                                 --------------
                                                                    10,982,580
                                                                 --------------

30
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-------------------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   PROCESS INDUSTRIES (6.8%)
        29,000  Coach, Inc. (3)                                      1,103,450
        39,100  CUNO, Inc. (3)                                       1,173,000
       184,400  Millipore Corp.                                     11,429,112
        79,500  Pall Corp.                                           1,870,635
                                                                 --------------
                                                                    15,576,197
                                                                 --------------
   PRODUCER MANUFACTURING (3.5%)
       108,100  Capstone Turbine Corp. (3)                           2,387,929
        71,200  Flowserve Corp. (3)                                  2,189,400
        83,000  Shaw Group, Inc. (3)                                 3,328,300
                                                                 --------------
                                                                     7,905,629
                                                                 --------------
   RETAIL TRADE (0.5%)
        32,500  Christopher & Banks Corp. (3)                        1,059,500
                                                                 --------------
   TECHNOLOGY SERVICES (11.5%)
       114,400  BISYS Group, Inc. (3)                                6,749,600
        54,100  Business Objects S.A., A.D.R. (3)                    1,276,760
       240,050  Dendrite International, Inc. (3)                     2,664,555
        40,000  Mercury Interactive Corp. (3)                        2,396,000
        78,500  Micromuse, Inc. (3)                                  2,197,215
        64,000  Portal Software, Inc. (3)                              264,320
        72,500  Quest Software, Inc. (3)                             2,736,875
       136,250  RSA Security, Inc. (3)                               4,216,938
       103,500  SmartForce Public Ltd., A.D.R. (3)                   3,646,305
                                                                 --------------
                                                                    26,148,568
                                                                 --------------
   TRANSPORTATION (1.1%)
        89,700  C.H. Robinson Worldwide, Inc.                        2,501,733
                                                                 --------------
   UTILITIES (3.9%)
        91,000  Equitable Resources, Inc.                            3,031,210
       128,000  NRG Energy, Inc. (3)                                 2,826,240
       129,000  Orion Power Holdings, Inc. (3)                       3,071,490
                                                                 --------------
                                                                     8,928,940
                                                                 --------------
Total common stocks
    (cost: $229,112,670)                                           220,443,157
                                                                 --------------

SHORT-TERM SECURITIES (2.7%) (2)
     6,200,000  Sit Money Market Fund, 3.66% (4)                     6,200,000
    (cost: $6,200,000)                                           --------------

Total investments in securities
    (cost: $235,312,670) (5)                                      $226,643,157
                                                                 ==============

         See accompanying notes to portfolios of investments on page 40.

[PHOTO]  SIT SCIENCE AND TECHNOLOGY GROWTH FUND
         YEAR ENDED JUNE 30, 2001
         -----------------------------------------------------------------------
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Science and Technology Growth Fund returned -53.0% over the last 12 months, compared to the -14.8% return for the S&P 500 Index.
   It has been a challenging 12 months for technology, as the slowdown in the economy has led to a deterioration in the near-term outlook for virtually all segments within technology. However, despite the cyclical slowdown occurring in many technology end-markets, we remain highly enthused about the long-term outlook for the sector and particularly for companies held in the Fund. Within technology, high inventories and slowing short-term demand have led to reduced earnings expectations over the past 12 months. However, we believe that "consensus" expectations and valuations now reflect considerable pessimism, quite the opposite circumstance that existed at this time last year. Based on our forecast for improving economic conditions, it is our view that the stage is set for a gradual improvement in technology-end markets. We believe that a stronger economy combined with lower inventories, lower consensus earnings expectations, and attractive valuations, should provide a substantially more positive backdrop for technology companies. The Fund continues to be well-diversified within Science and Technology industries, with significant weights in the highest secular growth areas, including telecommunications, biotechnology, networking, software, and data storage.
   As of June 30th, the Fund was 96% invested in equity securities. The most significant sector weighting reduction occurred in electronic technology due to relative price changes and the sales of PMC-Sierra, Corning, Vitesse Semiconductor, RF Microdevices, and ST Microelectronics. The health technology sector had the greatest increase in weight, with new positions established over the past year in Eli Lilly, Elan, Genzyme, Medtronic, and Human Genome Sciences.
   Given ongoing innovation and rapid change occurring within our economy, we believe there are many long-term investment opportunities for dynamic companies within the Science and Technology universe. We continue to remain enthusiastic about the growth prospects for companies held in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its total assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found.


                                PORTFOLIO SUMMARY

                     Net Asset Value 6/30/01:   $15.23 Per Share
                                     6/30/00:   $33.38 Per Share

                            Total Net Assets:   $30.5 Million
                 Weighted Average Market Cap:   $65.1 Billion
                              TOTAL DIVIDEND:    $0.86 PER SHARE
                      Long-Term Capital Gain:    $0.86 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                            Health Technology    33.7
                        Electronic Technology    28.4
                          Technology Services    24.7
                       Sectors 3.4% and Under     8.9
                      Cash & Other Net Assets     4.3

32
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                          AVERAGE ANNUAL TOTAL RETURNS*

                              SIT
                          SCIENCE AND
                          TECHNOLOGY           S&P
                          GROWTH FUND       500 INDEX
                          -----------       ---------

3 Month**                    11.49%            5.85%
6 Month**                   -34.72            -6.70
1 Year                      -52.96           -14.83
3 Years                      10.08             3.89
Inception                    13.76             8.26
  (12/31/97)

                            CUMULATIVE TOTAL RETURNS*

                              SIT
                          SCIENCE AND
                          TECHNOLOGY           S&P
                          GROWTH FUND       500 INDEX
                          -----------       ---------

1 Year                      -52.96%          -14.83%
3 Years                      33.41            12.13
Inception                    57.02            31.99
  (12/31/97)


*AS OF 6/30/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 6/30/01 would have grown to $15,702 in the Fund or $13,199 in the S&P 500 Index.


                                TOP 10 HOLDINGS

                        * Microsoft Corp.
                        * Protein Design Labs
                        * Amgen, Inc.
                        * AOL Time Warner, Inc.
                        * IDEC Pharmaceuticals Corp.
                        * Check Point Software Technology
                        * Intel Corp.
                        * Pfizer, Inc.
                        * Eli Lilly and Co.
                        * Biogen, Inc.

                        Total Number of Holdings: 57

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001

-------------------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (95.7%) (2)

   COMMUNICATIONS (1.0%)
        18,000  Nextel Communications, Inc. (3)                       $315,000
                                                                  -------------
   CONSUMER SERVICES (3.4%)
        19,500  AOL Time Warner, Inc. (3)                            1,033,500
                                                                  -------------
   ELECTRONIC TECHNOLOGY (28.4%)
        44,500  ADC Telecommunications, Inc. (3)                       293,700
         6,000  Analog Devices, Inc. (3)                               259,500
        28,000  Applied Micro Circuits Corp. (3)                       481,600
         8,200  Brocade Comm. Systems, Inc. (3)                        360,718
        12,000  Ciena Corp. (3)                                        456,000
        37,500  Cisco Systems, Inc. (3)                                682,500
         9,500  Comverse Technology, Inc. (3)                          542,450
        12,000  Dell Computer Corp. (3)                                313,800
        15,700  EMC Corp. (3)                                          456,085
        30,000  Intel Corp.                                            877,500
         4,500  International Business Machines Corp.                  508,500
        55,900  JDS Uniphase Corp. (3)                                 698,750
        20,000  Jabil Circuit, Inc. (3)                                617,200
         9,500  Juniper Networks, Inc. (3)                             295,450
        25,500  Nokia Corp., A.D.R.                                    562,020
         8,500  Novellus Systems, Inc. (3)                             482,715
        15,000  ONI Systems Corp. (3)                                  418,500
        15,000  Sonus Networks, Inc. (3)                               350,400
                                                                  -------------
                                                                     8,657,388
                                                                  -------------
   HEALTH SERVICES (1.1%)
         5,000  Trigon Healthcare, Inc. (3)                            324,250
                                                                  -------------
   HEALTH TECHNOLOGY (33.7%)
        19,000  Amgen, Inc. (3)                                      1,152,920
        13,500  Biogen, Inc. (3)                                       733,860
        12,000  Elan Corp., A.D.R (3)                                  732,000
        10,000  Eli Lilly and Co.                                      740,000
        11,000  Genzyme Corp. (3)                                      671,000
         8,000  Human Genome Sciences, Inc. (3)                        482,000
        15,000  IDEC Pharmaceuticals Corp. (3)                       1,015,350
         9,000  ImClone Systems, Inc. (3)                              475,200
         8,900  Immunex Corp. (3)                                      157,975
        20,500  Large Scale Biology Corp. (3)                          145,550

-------------------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
         6,000  MedImmune, Inc. (3)                                    283,200
        12,000  Medtronic, Inc.                                        552,120
        10,000  Millennium Pharmaceuticals, Inc. (3)                   355,800
        14,000  Protein Design Labs (3)                              1,214,640
        20,150  Pfizer, Inc.                                           807,008
        23,000  Sangamo BioSciences, Inc. (3)                          336,720
        13,000  Techne Corp. (3)                                       422,500
                                                                  -------------
                                                                    10,277,843
                                                                  -------------
   PRODUCER MANUFACTURING (3.4%)
        15,500  Capstone Turbine Corp. (3)                             342,395
           500  Flowserve Corp. (3)                                     15,375
         4,000  Lexmark International, Inc. (3)                        269,000
        10,000  Shaw Group, Inc. (3)                                   401,000
                                                                  -------------
                                                                     1,027,770
                                                                  -------------
   TECHNOLOGY SERVICES (24.7%)
         9,000  Amdocs, Ltd. (3)                                       484,650
        14,000  BEA Systems, Inc. (3)                                  429,940
        18,000  Check Point Software Technology (3)                    910,260
        35,000  Dendrite International, Inc. (3)                       388,500
        17,000  Exodus Communications, Inc. (3)                         35,020
        16,000  I2 Technologies, Inc. (3)                              316,800
         5,000  Mercury Interactive Corp. (3)                          299,500
        14,500  Micromuse, Inc. (3)                                    405,855
        20,000  Microsoft Corp. (3)                                  1,460,000
        35,500  Oracle Corp. (3)                                       674,500
        17,500  RSA Security, Inc. (3)                                 541,625
         6,000  Siebel Systems, Inc. (3)                               281,400
        20,000  TIBCO Software, Inc. (3)                               255,400
         5,000  VeriSign, Inc. (3)                                     300,050
        11,000  VERITAS Software Corp. (3)                             731,830
                                                                  -------------
                                                                     7,515,330
                                                                  -------------

Total common stocks                                                 29,151,081
   (cost:  $35,114,938)                                           -------------

SHORT-TERM SECURITIES (5.0%) (2)
     1,526,000  Sit Money Market Fund, 3.66% (4)                     1,526,000
   (cost:  $1,526,000)                                            -------------

Total investments in securities
   (cost:  $36,640,937) (5)                                        $30,677,081
                                                                  =============

         See accompanying notes to portfolios of investments on page 40.

34
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                                                                              35

[PHOTO]  SIT DEVELOPING MARKETS GROWTH FUND
         YEAR ENDED JUNE 30, 2001
         -----------------------------------------------------------------------
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Developing Markets Growth Fund decreased -31.7% for the year ended June 30, 2001 compared with declines of -27.5% for the MSCI Emerging Markets Free Index and -24.3% for the Lipper Emerging Markets Index. During the past 12 months, the Fund's performance was hurt by its exposure to the software and banking sectors. This was offset somewhat by a positive contribution from the Fund's holdings in the real estate and retailing sectors. For the three months ended June 30, 2001, the Fund returned -0.2%, compared with +3.1% for the MSCI Emerging Markets Free Index and +6.3% for the Lipper Emerging Markets Index.
   The Fund had a 45.3% weighting in Asia as of June 30th, versus 45.5% for the MSCI Emerging Markets Free Index. During the quarter, we added Nestle Malaysia, which enjoys dominant market share in many retail food product categories in Malaysia, and Shinhan Bank, a leading financial institution in Korea that recently entered into a strategic alliance with BNP Paribas. We continue to prefer North Asia over Southeast Asia, which remains troubled by political instability and corporate mismanagement. China's progress with the US and EU countries during recent WTO negotiations raises the probability of approval of PRC entry into the organization this year, anticipation of which will be a positive catalyst for the Greater China markets in the second half of 2001.
   The Fund's weighting in Latin America was 22.9% as of June 30th, versus 30.4% for the Index. Recent developments such as the Argentine government's weakening of the Peso-US$ peg and continuing weakness in the U.S. economy have led us to retain an underweight position in the region. However, we remain invested in regionally-dominant, well-managed firms with superior earnings growth prospects. A new addition to the portfolio is Embraer, a globally-competitive manufacturer of commercial and military aircraft.
   Our weighting in Emerging Europe, the Middle East, and Africa was 15.1% on June 30th, versus 24.1% for the Index. During the quarter we sold out of underperforming technology holdings in Israel.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.


                                PORTFOLIO SUMMARY

                      Net Asset Value 6/30/01:    $9.17 Per Share
                                      6/30/00:   $13.43 Per Share

                             Total Net Assets:   $13.9 Million

                  Weighted Average Market Cap:   $37.0 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                               Sit Developing          MSCI Emerging
                             Markets Growth Fund    Markets Free Index

                         Asia       45.3                   45.5
                Latin America       22.9                   30.4
           Africa/Middle East        9.4                   16.5
                       Europe        5.7                    7.6
      Cash & Other Net Assets       16.7                    0.0

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                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT             MSCI          LIPPER
                    DEVELOPING        EMERGING       EMERGING
                     MARKETS           MARKETS        MARKETS
                    GROWTH FUND      FREE INDEX        INDEX
                    -----------      ----------        -----

3 Month**              -0.22%            3.11%          6.30%
6 Month**              -7.37            -3.27          -1.02
1 Year                -31.72           -27.52         -24.34
3 Year                  0.44            -0.78           0.61
5 Year                 -3.46            -8.41          -5.65
Inception              -1.13            -5.48          -2.94
  (7/1/94)

                            CUMULATIVE TOTAL RETURNS*

                        SIT             MSCI          LIPPER
                    DEVELOPING        EMERGING       EMERGING
                     MARKETS           MARKETS        MARKETS
                    GROWTH FUND      FREE INDEX        INDEX
                    -----------      ----------        -----

1 Year                -31.72%          -27.52%        -24.34%
3 Year                  1.33            -2.31           1.83
5 Year                -16.16           -35.56         -25.23
Inception              -7.63           -32.62         -18.89
  (7/1/94)


*AS OF 6/30/01                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MSCI EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 6/30/01 would have grown to $9,237 in the Fund, or $6,738 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology    20.5
                               Communications    16.6
                                      Finance    11.2
                                 Retail Trade     9.6
                          Technology Services     6.2
                       Sectors 5.3% and Under    19.2
                      Cash & Other Net Assets    16.7

SIT DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001

                              10 LARGEST HOLDINGS

                        * Wal-Mart de Mexico
                        * Hon Hai Precision Industry
                        * Telefonos de Mexico, A.D.R.
                        * Taiwan Semiconductor
                        * Comverse Technology, Inc.
                        * Advanced Info Services
                        * Amdocs, Ltd.
                        * India Fund
                        * Henderson China Holdings, Ltd.
                        * Datacraft Asia, Ltd.

                        Total Number of Holdings: 57

-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (80.9%) (2)

   AFRICA/ MIDDLE EAST (9.4%)
    ISRAEL (8.1%)
          6,200   Amdocs, Ltd. (Technology Services) (3)              $333,870
          5,500   Check Point Software Technologies, Ltd.
                    (Technology Services) (3)                          278,135
          6,400   Comverse Technology, Inc. (Electronic
                    Technology) (3)                                    365,440
          2,400   Teva Pharmaceutical, A.D.R.
                    (Health Technology)                                149,520
                                                                 --------------
                                                                     1,126,965
                                                                 --------------
    SOUTH AFRICA (1.3%)
         51,455   Old Mutual p.l.c. (Finance)                          117,958
          9,000   South African Breweries p.l.c. (Consumer
                    Non-Durables)                                       68,731
                                                                 --------------
                                                                       186,689
                                                                 --------------
   ASIA (42.9%)
    AUSTRALIA (1.0%)
          6,300   BHP Billiton Ltd., A.D.R. (Energy
                    Non-Minerals)                                      137,025
                                                                 --------------
    CHINA (0.4%)
          2,900   PetroChina Co., Ltd., A.D.R. (Energy
                    Minerals) (3)                                       59,160
                                                                 --------------

-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
    HONG KONG (10.3%)
         13,000   Cheung Kong Hldgs., Ltd. (Indus. Svcs.)              141,673
      1,280,000   China Hong Kong Photo Products Hldgs.,
                    Ltd. (Retail Trade)                                126,365
         56,000   China Mobile (Hong Kong), Ltd.
                    (Communications) (3)                               295,809
         58,000   Citic Pacific, Ltd. (Industrial Services)            179,585
         22,800   HSBC Holdings p.l.c. (Finance)                       269,667
        642,500   Henderson China Holdings, Ltd. (Finance)             306,849
         68,000   Li & Fung, Ltd. (Retail Trade)                       111,595
                                                                 --------------
                                                                     1,431,543
                                                                 --------------
    INDIA (1.1%)
          2,400   Infosys Technologies, A.D.R. (Electronic
                    Technology)                                        156,000
                                                                 --------------
    INDONESIA (0.8%)
        378,000   PT Ramayana Lestari (Retail Trade)                   104,543
                                                                 --------------
    MALAYSIA (1.5%)
         40,000   Nestle Berhad (Consumer Non-Durables)                210,535
                                                                 --------------
    PHILIPPINES (1.1%)
      2,343,000   Digital Telecom Philippines
                     (Communications) (3)                               22,347
      1,098,000   SM Prime Holdings, Inc. (Retail Trade)               129,859
                                                                 --------------
                                                                       152,206
                                                                 --------------
    SINGAPORE (5.2%)
         72,800   Datacraft Asia, Ltd. (Electronic Tech.)              297,024
         24,097   DBS Group Holdings, Ltd. (Finance)                   177,228
         38,000   Venture Mfg., Ltd. (Electronic Tech.)                252,367
                                                                 --------------
                                                                       726,619
                                                                 --------------
    SOUTH KOREA (7.2%)
         28,400   Korea Electric Power, A.D.R. (Utilities)             269,800
          3,000   Korea Telecom Corp. (Communications)                 119,958
          3,000   Korea Telecom Corp., A.D.R.
                      (Communications)                                  65,940
          7,600   SK Telecom Co., A.D.R. (Communications)              128,440
          1,749   Samsung Electronics (Electronic
                    Technology)                                        258,224
         15,600   Shinhan Bank (Finance)                               160,144
                                                                 --------------
                                                                     1,002,506
                                                                 --------------

38
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-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
    TAIWAN (11.0%)
         49,820   Accton Technology Corp., G.D.R
                    (Electronic Technology) (3)                        118,323
        100,800   Accton Technology Corp.
                    (Electronic Technology) (3)                        120,917
         46,000   Advantech Co., Ltd. (Electronic Technology)          155,654
        208,905   Chroma Ate, Inc. (Electronic Technology) (3)         245,137
         88,244   Hon Hai Precision Industry (Electronic
                    Technology) (3)                                    463,918
        225,810   Taiwan Semiconductor Co. (Electronic
                    Technology) (3)                                    419,760
                                                                 --------------
                                                                     1,523,709
                                                                 --------------
    THAILAND (3.3%)
         32,800   Advanced Info Services (Communications)              349,165
         19,000   BEC World Public Co. (Consumer Services)             101,550
                                                                 --------------
                                                                       450,715
                                                                 --------------
   EUROPE (5.7%)
    GREECE (1.8%)
          5,905   Alpha Bank (Finance)                                 123,975
         11,200   Hellenic Telecommunications Org. S.A.
                    (OTE) (Communications)                              71,792
         10,500   Panafon Telecom (Communications)                      56,712
                                                                 --------------
                                                                       252,479
                                                                 --------------
    SPAIN (2.1%)
          7,753   Telefonica, A.D.R. (Communications)                  288,722
                                                                 --------------
    UNITED KINGDOM (1.8%)
         65,506   Dimension Data Holdings, Ltd.
                    (Technology Services)                              248,746
                                                                 --------------
   LATIN AMERICA (22.9%)
    BRAZIL (8.4%)
     19,936,532   Banco Bradesco S.A. (Finance)                        103,591
          3,000   Brasil Telecom, A.D.R. (Communications)              126,030
          3,400   Embraer Aircraft Corp., A.D.R.
                    (Transportation)                                   132,770
         10,900   Pao de Acucar, A.D.R. (Retail Trade)                 252,989
         23,900   Paranaense de Energia, A.D.R. (Utilities)            179,489
          5,860   Petrobras (Energy Minerals)                          136,766
          5,300   Petrobras, A.D.R. (Energy Minerals)                  137,800
          6,100   Tele Norte Leste Participacoes S.A.
                    (Communications)                                    93,086
                                                                 --------------
                                                                     1,162,521
                                                                 --------------

-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
    MEXICO (14.5%)
         12,400   America Movil, A.D.R. (Communications)               258,664
        113,500   Grupo Financiero Banamex (Finance)                   292,644
          5,000   Coca-Cola Femsa S.A., A.D.R. (Consumer
                    Non-Durables)                                      123,500
          7,400   Grupo Televisa S.A., A.D.R. (Consumer
                     Services)                                         296,074
         12,400   Telefonos de Mexico, A.D.R.
                    (Communications)                                   435,116
        223,700   Wal-Mart de Mexico (Retail Trade)                    605,581
                                                                 --------------
                                                                     2,011,579
                                                                 --------------

Total common stocks                                                 11,232,262
    (cost:  $10,843,393)                                         --------------

CLOSED-END MUTUAL FUND (2.4%) (2)
         31,600   India Fund (Consumer Services)                       327,376
    (cost:  $564,571)                                            --------------

SHORT-TERM SECURITIES (12.9%) (2)
      1,796,000   Sit Money Market Fund, 3.66% (4)                   1,796,000
    (cost:  $1,796,000)                                          --------------

Total investments in securities
    (cost:  $13,203,964) (5)                                       $13,355,638
                                                                 ==============

         See accompanying notes to portfolios of investments on page 40.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)  Percentage figures indicate percentage of total net assets.

(3)  Presently non-income producing securities.

(4) This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(5) At June 30, 2001, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                  LARGE CAP          MID CAP        INTERNATIONAL
                                                BALANCED           GROWTH            GROWTH             GROWTH
                                                  FUND              FUND              FUND               FUND
                                              -------------     -------------     -------------     -------------
Cost for federal income tax purposes          $  26,055,726     $ 114,844,802     $ 311,702,999     $ 122,217,554
                                              =============     =============     =============     =============

Unrealized appreciation (depreciation)
    on investments:
       Gross unrealized appreciation          $   1,502,698     $  24,776,651     $  81,983,477     $  15,646,257
       Gross unrealized depreciation             (2,839,500)      (16,828,718)      (34,207,550)      (19,680,046)
                                              -------------     -------------     -------------     -------------

Net unrealized appreciation (depreciation)    ($  1,336,802)    $   7,947,933     $  47,775,927     ($  4,033,789)
                                              =============     =============     =============     =============

                                                                 SCIENCE AND        DEVELOPING
                                                SMALL CAP        TECHNOLOGY           MARKETS
                                                 GROWTH            GROWTH             GROWTH
                                                  FUND              FUND               FUND
                                              -------------     -------------     -------------
Cost for federal income tax purposes          $ 235,975,814     $  36,669,238     $  13,203,964
                                              =============     =============     =============

Unrealized appreciation (depreciation)
   on investments:
       Gross unrealized appreciation          $  32,837,463     $   4,565,406     $   1,743,932
       Gross unrealized depreciation            (42,170,120)      (10,557,563)       (1,592,258)
                                              -------------     -------------     -------------

Net unrealized appreciation (depreciation)    $  (9,332,657)    $  (5,992,157)    $     151,674
                                              =============     =============     =============

40
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                                                                              41

SIT MUTUAL FUNDS
JUNE 30, 2001
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                              LARGE CAP           MID CAP         INTERNATIONAL
                                            BALANCED           GROWTH             GROWTH             GROWTH
ASSETS                                        FUND              FUND               FUND                FUND
                                        ---------------    ---------------    ---------------    ---------------
Investments in securities, at
    identified cost                     $    26,055,726    $   114,412,195    $   307,774,215    $   122,171,604
                                        ===============    ===============    ===============    ===============

Investments in securities, at
    market value - see
    accompanying schedule for detail    $    24,718,924    $   122,792,735    $   359,478,926    $   118,183,765
Cash in bank on demand
    deposit                                     112,366             44,788          1,573,080          2,712,560
Receivables:
    Dividends and accrued interest              135,718             36,272            132,141            124,081
    Fund shares sold                                 --            110,000              3,780          2,038,051
    Investment securities sold                   39,293            527,972          2,518,733          1,900,366
    Other receivables                                --             13,410                 --              8,209
                                        ---------------    ---------------    ---------------    ---------------

         Total assets                        25,006,301        123,525,177        363,706,660        124,967,032
                                        ---------------    ---------------    ---------------    ---------------


LIABILITIES
Payables:
    Disbursements in excess of
      cash balances                                  --                 --                 --                 --
    Investment securities purchased              32,053            593,057          3,176,315          1,716,964
    Fund shares redeemed                             79                 --              7,091              8,658
    Accrued investment management
      and advisory services fee                  20,646            101,221            334,524            149,822
    Other payables                                6,766              1,462            152,083              6,882
                                        ---------------    ---------------    ---------------    ---------------

         Total liabilities                       59,544            695,740          3,670,013          1,882,326
                                        ---------------    ---------------    ---------------    ---------------

Net assets applicable to
    outstanding capital stock                24,946,757        122,829,437        360,036,647        123,084,706
                                        ===============    ===============    ===============    ===============

Capital stock
    Par                                 $         0.001    $         0.001    $         0.001    $         0.001

    Authorized shares                    10,000,000,000     10,000,000,000     10,000,000,000     10,000,000,000
    Outstanding shares                        1,626,930          3,150,536         29,108,134          8,426,328
                                        ===============    ===============    ===============    ===============

Net asset value per share of
    outstanding capital stock           $         15.33    $         38.99    $         12.37    $         14.61
                                        ===============    ===============    ===============    ===============

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
                                                             SCIENCE AND         DEVELOPING
                                           SMALL CAP         TECHNOLOGY           MARKETS
                                             GROWTH            GROWTH              GROWTH
ASSETS                                        FUND              FUND                FUND
                                        ---------------    ---------------    ---------------
Investments in securities, at
    identified cost                     $   235,312,670    $    36,640,938    $    13,203,964
                                        ===============    ===============    ===============

Investments in securities, at
    market value - see
    accompanying schedule for detail    $   226,643,157    $    30,677,081    $    13,355,638
Cash in bank on demand
    deposit                                     273,152                 --            550,154
Receivables:
    Dividends and accrued interest               70,078              1,939             23,761
    Fund shares sold                             70,250                150             29,968
    Investment securities sold                4,313,057             44,863                 --
    Other receivables                            42,569                 --              3,844
                                        ---------------    ---------------    ---------------

         Total assets                       231,412,263         30,724,033         13,963,365
                                        ---------------    ---------------    ---------------


LIABILITIES
Payables:
    Disbursements in excess of
      cash balances                                  --            220,948                 --
    Investment securities purchased           3,241,081                 --             64,362
    Fund shares redeemed                         17,248                 --                 --
    Accrued investment management
      and advisory services fee                 266,127             33,143             22,166
    Other payables                                   --             16,632                321
                                        ---------------    ---------------    ---------------

         Total liabilities                    3,524,456            270,723             86,849
                                        ---------------    ---------------    ---------------

Net assets applicable to
    outstanding capital stock               227,887,807         30,453,310         13,876,516
                                        ===============    ===============    ===============

Capital stock
    Par                                 $         0.001    $         0.001    $         0.001

    Authorized shares                    10,000,000,000     10,000,000,000     10,000,000,000
    Outstanding shares                        7,862,189          1,999,917          1,513,813
                                        ===============    ===============    ===============

Net asset value per share of
    outstanding capital stock           $         28.99    $         15.23    $          9.17
                                        ===============    ===============    ===============

           See accompanying notes to financial statements on page 50.

SIT MUTUAL FUNDS
YEAR ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                     LARGE CAP         MID CAP         INTERNATIONAL
                                                   BALANCED            GROWTH           GROWTH             GROWTH
                                                     FUND               FUND             FUND               FUND
                                                 -------------     -------------     -------------     -------------
INVESTMENT INCOME:
     INCOME:
        Dividends *                              $      93,271     $     747,565     $     845,535     $   1,072,818
        Interest                                       865,914           268,887         1,910,626           814,500
                                                 -------------     -------------     -------------     -------------
              Total income                             959,185         1,016,452         2,756,161         1,887,318
                                                 -------------     -------------     -------------     -------------

     EXPENSES (NOTE 3):
        Investment management and
           advisory services fee                       246,565         1,522,201         5,993,546         2,690,551
           Less fees and expenses absorbed
              by investment adviser                         --                --          (904,938)         (509,023)
                                                 -------------     -------------     -------------     -------------

           Total net expenses                          246,565         1,522,201         5,088,608         2,181,528
                                                 -------------     -------------     -------------     -------------

           Net investment income (loss)                712,620          (505,749)       (2,332,447)         (294,210)
                                                 -------------     -------------     -------------     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS:
        Net realized gain (loss) (note 2)             (581,226)        2,210,287        11,697,628        (5,792,945)
        Net change in unrealized appreciation
           (depreciation) on investments            (4,904,109)      (60,102,303)     (211,019,930)      (58,135,403)
        Realized gain (loss) on foreign
           currency transactions                            --                --                --           (17,666)
        Net change in unrealized appreciation
           (depreciation) on foreign currency
           transactions                                     --                --                --            (4,371)
                                                 -------------     -------------     -------------     -------------

           Net gain (loss) on investments           (5,485,335)      (57,892,016)     (199,322,302)      (63,950,385)
                                                 -------------     -------------     -------------     -------------

Net increase (decrease) in net assets
     resulting from operations                      (4,772,715)      (58,397,765)     (201,654,749)      (64,244,595)
                                                 =============     =============     =============     =============

---------------

* Dividends are net of foreign withholding tax of $127,020 and $3,563 in the International Growth Fund and Developing Markets Growth Fund, respectively.

44
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
                                                                    SCIENCE AND       DEVELOPING
                                                   SMALL CAP         TECHNOLOGY        MARKETS
                                                     GROWTH            GROWTH           GROWTH
                                                      FUND              FUND             FUND
                                                 -------------     -------------     -------------
INVESTMENT INCOME:
     INCOME:
        Dividends *                              $     719,302     $      33,593     $     145,980
        Interest                                     1,941,939           111,903           128,701
                                                 -------------     -------------     -------------
              Total income                           2,661,241           145,496           274,681
                                                 -------------     -------------     -------------

     EXPENSES (NOTE 3):
        Investment management and
           advisory services fee                     3,656,392           615,207           271,556
           Less fees and expenses absorbed
              by investment adviser                         --           (86,391)               --
                                                 -------------     -------------     -------------

           Total net expenses                        3,656,392           528,816           271,556
                                                 -------------     -------------     -------------

           Net investment income (loss)               (995,151)         (383,320)            3,125
                                                 -------------     -------------     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS:
        Net realized gain (loss) (note 2)           (5,597,078)       (2,286,236)         (324,953)
        Net change in unrealized appreciation
           (depreciation) on investments           (89,076,321)      (27,759,884)       (4,791,388)
        Realized gain (loss) on foreign
           currency transactions                            --                --            (1,387)
        Net change in unrealized appreciation
           (depreciation) on foreign currency
           transactions                                     --                --                (3)
                                                 -------------     -------------     -------------

           Net gain (loss) on investments          (94,673,399)      (30,046,120)       (5,117,731)
                                                 -------------     -------------     -------------

Net increase (decrease) in net assets
     resulting from operations                     (95,668,550)      (30,429,440)       (5,114,606)
                                                 =============     =============     =============

           See accompanying notes to financial statements on page 50.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          BALANCED                         LARGE CAP
                                                                            FUND                          GROWTH FUND
                                                               ------------------------------    ------------------------------
                                                                YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                 JUNE 30,          JUNE 30,         JUNE 30,         JUNE 30,
                                                                   2001              2000             2001             2000
                                                               -------------    -------------    -------------    -------------
OPERATIONS:
   Net investment income (loss)                                $     712,620    $     345,950    $    (505,749)   $    (473,600)
   Net realized gain (loss) on investments                          (581,226)         386,585        2,210,287       14,050,650
   Net change in unrealized appreciation
     (depreciation) on investments                                (4,904,109)       1,495,679      (60,102,303)      23,703,251
   Net realized gain (loss) on foreign currency transactions              --               --               --               --
   Net change in unrealized appreciation (depreciation) on
     foreign currency transactions                                        --               --               --               --
                                                               -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets resulting from
       operations                                                 (4,772,715)       2,228,214      (58,397,765)      37,280,301
                                                               -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                            (655,000)        (283,000)              --               --
   Net realized gains on investments                                (475,000)        (542,000)     (14,000,000)      (8,800,000)
                                                               -------------    -------------    -------------    -------------
     Total distributions                                          (1,130,000)        (825,000)     (14,000,000)      (8,800,000)
                                                               -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                      19,504,517        8,343,376       36,993,038       39,161,983
   Reinvested distributions                                        1,117,681          818,430       13,196,131        8,606,014
   Payments for shares redeemed                                   (9,076,241)      (3,373,868)     (27,362,239)     (44,105,722)
                                                               -------------    -------------    -------------    -------------
     Increase (decrease) in net assets from
       capital share transactions                                 11,545,957        5,787,938       22,826,930        3,662,275
                                                               -------------    -------------    -------------    -------------
       Total increase (decrease) in net assets                     5,643,242        7,191,152      (49,570,835)      32,142,576

NET ASSETS
   Beginning of period                                            19,303,515       12,112,363      172,400,272      140,257,696
                                                               -------------    -------------    -------------    -------------
   End of period                                               $  24,946,757    $  19,303,515    $ 122,829,437    $ 172,400,272
                                                               =============    =============    =============    =============
NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus)                     $  26,780,026    $  15,234,069    $ 113,949,993    $  91,628,812
   Undistributed (distributions in excess of) net
     investment income                                               184,347          126,727               --               --
   Accumulated net realized gain (loss) from
     security transactions and foreign
     currency transactions                                          (680,814)         375,412          498,904       12,288,617
   Unrealized appreciation (depreciation) on investments          (1,336,802)       3,567,307        8,380,540       68,482,843
   Unrealized appreciation (depreciation) on foreign
     currency transactions                                                --               --               --               --
                                                               -------------    -------------    -------------    -------------
                                                               $  24,946,757    $  19,303,515    $ 122,829,437    $ 172,400,272
                                                               =============    =============    =============    =============
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                            1,100,388          448,452          729,724          661,412
   Reinvested distributions                                           63,455           45,564          250,163          152,481
   Redeemed                                                         (543,165)        (184,825)        (537,365)        (760,107)
                                                               -------------    -------------    -------------    -------------

Net increase (decrease)                                              620,678          309,191          442,522           53,786
                                                               =============    =============    =============    =============

46
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
            MID CAP                       INTERNATIONAL                       SMALL CAP
          GROWTH FUND                      GROWTH FUND                       GROWTH FUND
------------------------------    ------------------------------    ------------------------------
  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
   JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
     2001             2000             2001             2000             2001             2000
-------------    -------------    -------------    -------------    -------------    -------------
$  (2,332,447)   $  (2,814,744)   $    (294,210)   $    (540,086)   $    (995,151)   $    (852,295)
   11,697,628      130,733,235       (5,792,945)       8,621,857       (5,597,078)       8,186,994

 (211,019,930)     124,287,559      (58,135,403)      20,277,109      (89,076,321)      63,935,065
           --               --          (17,666)      (1,786,833)              --               --

           --               --           (4,371)           9,112               --               --
-------------    -------------    -------------    -------------    -------------    -------------

 (201,654,749)     252,206,050      (64,244,595)      26,581,159      (95,668,550)      71,269,764
-------------    -------------    -------------    -------------    -------------    -------------

           --               --               --       (1,100,000)              --               --
  (99,000,000)     (30,425,000)      (3,821,000)      (6,300,000)      (4,325,000)              --
-------------    -------------    -------------    -------------    -------------    -------------
  (99,000,000)     (30,425,000)      (3,821,000)      (7,400,000)      (4,325,000)              --
-------------    -------------    -------------    -------------    -------------    -------------

   82,405,970      161,654,024      241,054,610      125,192,358      257,801,042      109,971,768
   93,702,751       29,067,295        3,602,513        7,152,503        4,251,589               --
  (82,056,462)    (221,205,810)    (221,415,927)     (78,599,135)    (124,800,880)     (40,946,523)
-------------    -------------    -------------    -------------    -------------    -------------

   94,052,259      (30,484,491)      23,241,196       53,745,726      137,251,751       69,025,245
-------------    -------------    -------------    -------------    -------------    -------------
 (206,602,490)     191,296,559      (44,824,399)      72,926,885       37,258,201      140,295,009


  566,639,137      375,342,578      167,909,105       94,982,220      190,629,606       50,334,597
-------------    -------------    -------------    -------------    -------------    -------------
$ 360,036,647    $ 566,639,137    $ 123,084,706    $ 167,909,105    $ 227,887,807    $ 190,629,606
=============    =============    =============    =============    =============    =============

$ 306,505,440    $ 214,785,628    $ 134,119,741    $ 112,618,058    $ 242,192,250    $ 106,417,013

           --               --               --               --               --               --


    1,826,496       89,128,868       (7,045,312)       1,140,996       (5,634,930)       3,805,785
   51,704,711      262,724,641       (3,987,839)      54,147,564       (8,669,513)      80,406,808

           --               --           (1,884)           2,487               --               --
-------------    -------------    -------------    -------------    -------------    -------------
$ 360,036,647    $ 566,639,137    $ 123,084,706    $ 167,909,105    $ 227,887,807    $ 190,629,606
=============    =============    =============    =============    =============    =============

    4,726,171        9,240,241       13,616,297        5,092,809        6,811,627        3,173,013
    5,403,829        1,590,961          180,674          292,775          113,953               --
   (5,062,552)     (12,602,557)     (12,491,615)      (3,325,438)      (3,673,222)      (1,317,136)
-------------    -------------    -------------    -------------    -------------    -------------

    5,067,448       (1,771,355)       1,305,356        2,060,146        3,252,358        1,855,877
=============    =============    =============    =============    =============    =============

           See accompanying notes to financial statements on page 50.

                                                                              47
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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                        SCIENCE AND
                                                                         TECHNOLOGY                  DEVELOPING MARKETS
                                                                         GROWTH FUND                     GROWTH FUND
                                                               ----------------------------    ----------------------------
                                                                YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                 JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
                                                                   2001            2000            2001            2000
                                                               ------------    ------------    ------------    ------------
OPERATIONS:
   Net investment income (loss)                                $   (383,320)   $   (235,083)   $      3,125    $    (70,752)
   Net realized gain (loss) on investments                       (2,286,236)        971,751        (324,953)      1,521,891
   Net change in unrealized appreciation
     (depreciation) on investments                              (27,759,884)     18,189,694      (4,791,388)      2,157,662
   Net realized gain (loss) on foreign currency transactions             --              --          (1,387)         (8,215)
   Net change in unrealized appreciation (depreciation) on
     foreign currency transactions                                       --              --              (3)          1,592
                                                               ------------    ------------    ------------    ------------
     Net increase (decrease) in net assets resulting from
       operations                                               (30,429,440)     18,926,362      (5,114,606)      3,602,178
                                                               ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 --              --              --              --
   Net realized gains on investments                             (1,400,000)             --              --              --
                                                               ------------    ------------    ------------    ------------
     Total distributions                                         (1,400,000)             --              --              --
                                                               ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                     28,355,440      19,713,760      15,242,570       7,997,732
   Reinvested distributions                                       1,372,603              --              --              --
   Payments for shares redeemed                                 (13,618,017)     (6,661,063)    (10,927,238)     (8,261,866)
                                                               ------------    ------------    ------------    ------------
     Increase (decrease) in net assets from
       capital share transactions                                16,110,026      13,052,697       4,315,332        (264,134)
                                                               ------------    ------------    ------------    ------------
       Total increase (decrease) in net assets                  (15,719,414)     31,979,059        (799,274)      3,338,044

NET ASSETS
   Beginning of period                                           46,172,724      14,193,665      14,675,790      11,337,746
                                                               ------------    ------------    ------------    ------------
   End of period                                               $ 30,453,310    $ 46,172,724    $ 13,876,516    $ 14,675,790
                                                               ============    ============    ============    ============
NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus)                     $ 39,492,890    $ 23,912,521    $ 16,224,150    $ 11,908,818
   Undistributed (distributions in excess of) net
     investment income                                                   --              --           1,738              --
   Accumulated net realized gain (loss) from
     security transactions and foreign
     currency transactions                                       (3,075,723)        464,176      (2,501,046)     (2,176,093)
   Unrealized appreciation (depreciation) on investments         (5,963,857)     21,796,027         151,674       4,943,062
   Unrealized appreciation (depreciation) on foreign
     currency transactions                                               --              --              --               3
                                                               ------------    ------------    ------------    ------------

                                                               $ 30,453,310    $ 46,172,724    $ 13,876,516    $ 14,675,790
                                                               ============    ============    ============    ============
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                           1,134,985         693,056       1,440,305         651,095
   Reinvested distributions                                          49,303              --              --              --
   Redeemed                                                        (567,741)       (241,913)     (1,019,129)       (694,347)
                                                               ------------    ------------    ------------    ------------

Net increase (decrease)                                             616,547         451,143         421,176         (43,252)
                                                               ============    ============    ============    ============

           See accompanying notes to financial statements on page 50.

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                                                                              49
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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENT


(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit International Growth, Sit Balanced, and Sit Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc.

      This report covers the equity funds of the Sit Mutual Funds (the Funds). The investment objective for each Fund is as follows:

      ------------------------------------ -------------------------------------
                        Fund                        Investment Objective
      ------------------------------------ -------------------------------------
           Large Cap Growth Fund, Inc.      Maximize long-term capital
                                            appreciation and, secondarily,
                                            current income.
      ------------------------------------ -------------------------------------
            Mid Cap Growth Fund, Inc.       Maximize long-term capital
                                            appreciation.
      ------------------------------------ -------------------------------------
              Small Cap Growth Fund         Maximize long-term capital
                                            appreciation.
      ------------------------------------ -------------------------------------
                 Balanced Fund              Long-term capital appreciation
                                            consistent with the preservation of
                                            principal and to provide regular
                                            income.
      ------------------------------------ -------------------------------------
            International Growth Fund       Maximize long-term growth.
      ------------------------------------ -------------------------------------
         Developing Markets Growth Fund     Maximize long-term capital
                                            appreciation.
      ------------------------------------ -------------------------------------
       Science and Technology Growth Fund   Maximize long-term capital
                                            appreciation.
      ------------------------------------ -------------------------------------

      Significant accounting policies followed by the Funds are summarized below:

      INVESTMENTS IN SECURITIES

      Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices are obtained from independent pricing services. Debt securities maturing more than 60 days are priced by an independent pricing service. When market quotations are not readily available, or securities cannot be valued by the pricing service, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors, which may include dealer supplied valuations. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

50
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      Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

      ILLIQUID SECURITIES

      Each Fund currently limits investments in illiquid securities to 15% of net assets. At June 30, 2001, there were no securities held by the Funds deemed illiquid by the investment adviser. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

      FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

      The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

      The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

      FEDERAL TAXES

      The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

      Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (losses) were recorded by the Fund.

                                                                              51
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SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENT (CONTINUED)


      Undistributed net investment income and accumulated net realized gains (losses) from the Statement of Changes in Net Assets have been increased (decreased) by current permanent book-to-tax differences resulting in reclassification of additional paid-in capital as follows:

                                    Undistributed    Accumulated     Additional
                                     net invest.     net realized      paid-in
                                       income       gains (losses)     capital
                                       ------       --------------     -------

      Developing Markets Growth         (1,387)           1,387             --
      Small Cap Growth                  995,151         481,363     (1,476,514)
      International Growth              294,210       1,445,303     (1,739,513)
      Mid Cap Growth                  2,332,447              --     (2,332,447)
      Science and Technology Growth     383,320         146,337       (529,657)
      Large Cap Growth                  505,749              --       (505,749)

      For federal income tax purposes the Developing Markets Growth, Small Cap Growth, International Growth, Science and Technology Growth and Balanced Funds have capital loss carryovers of $2,501,045, $5,291,614, $6,999,362,
      $3,075,860, $688,762, respectively at June 30, 2001 which, if not offset by subsequent capital gains, will begin to expire in 2007.

      DISTRIBUTIONS

      Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced Fund and declared and paid annually for Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

      CONCENTRATION OF INVESTMENTS

      The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

52
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(2)   INVESTMENT SECURITY TRANSACTIONS

      Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended June 30, 2001, were as follow:

                                              Purchases($)     Proceeds($)
                                              ------------     -----------

      Balanced Fund                            27,405,825       15,083,410
      Large Cap Growth Fund                    74,286,144       67,760,874
      Mid Cap Growth Fund                     278,268,396      263,652,753
      International Growth Fund                60,911,115       34,733,819
      Small Cap Growth Fund                   248,026,001       92,718,816
      Science and Technology Growth Fund       28,945,904       13,742,139
      Developing Markets Growth Fund            5,769,104        2,631,667


(3)   EXPENSES

      INVESTMENT ADVISER

      The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                              Contractual    Net of Adviser's
                                              Management      Voluntary Fee
                                                  Fee             Waiver
                                                  ---             ------

      Balanced Fund                              1.00%            1.00%
      Large Cap Growth Fund                      1.00%            1.00%
      Mid Cap Growth Fund                        1.25%            1.15%
      International Growth Fund                  1.85%            1.50%
      Small Cap Growth Fund                      1.50%            1.50%
      Science and Technology Growth Fund         1.50%            1.35%
      Developing Markets Growth Fund             2.00%            2.00%

      SIA is obligated to pay all of the Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

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SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENT (CONTINUED)


      For the period from January 1, 2001 through December 31, 2001 the Adviser has agreed to limit the management fee of the Mid Cap Growth Fund to 1.15% (1.00% prior to December 31, 2000) and of the Science and Technology Growth Fund to 1.35% (1.25% prior to December 31, 2000), of the Fund's average daily net assets respectively.

      As of June 30, 2001, the Large Cap Growth Fund, International Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Science and Technology Growth Fund, Developing Markets Growth Fund, and Balanced Fund had invested $5,837,000, $5,020,000, $12,333,000, $6,200,000, $1,526,000, $1,796,000
      and $536,000, respectively, in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

      INVESTMENT SUB-ADVISER

      SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. ("SKI"). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% (.65% net of waiver for the International Growth Fund) on the first $100 million of each Fund's average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund's investment management agreement. In accordance with the agreement, fees of $979,780 were paid or payable to SKI for the year ended June 30, 2001.

      TRANSACTIONS WITH AFFILIATES

      The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2001:

                                                                % Shares
                                                 Shares        Outstanding
                                                 ------        -----------

      Balanced Fund                              371,273          22.82
      Large Cap Growth Fund                      572,805          18.18
      Mid Cap Growth Fund                      5,208,425          17.89
      International Growth Fund                1,520,065          18.04
      Small Cap Growth Fund                    1,093,928          13.91
      Science and Technology Growth Fund         416,556          20.83
      Developing Markets Growth Fund             171,190          11.31

SIT BALANCED FUND
------------------------------------------------------------------------- [LOGO]
FINANCIAL HIGHLIGHTS


                                                                               Years Ended June 30,
                                                          ---------------------------------------------------------------
                                                             2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                      $ 19.18      $ 17.38      $ 16.68      $ 14.93      $ 12.57
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                        .46          .40          .32          .34          .33
    Net realized and unrealized gains
      (losses) on investments                                  (3.51)        2.51         1.45         2.99         2.42
-------------------------------------------------------------------------------------------------------------------------
Total from operations                                          (3.05)        2.91         1.77         3.33         2.75
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                  (.48)        (.37)        (.31)        (.35)        (.32)
    From realized gains                                         (.32)        (.74)        (.76)       (1.23)        (.07)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (.80)       (1.11)       (1.07)       (1.58)        (.39)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                            $ 15.33      $ 19.18      $ 17.38      $ 16.68      $ 14.93
-------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   (16.39%)      17.28%       11.25%       23.95%       22.42%
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $24,947      $19,304      $12,112      $ 7,422      $ 5,103

RATIOS:
    Expenses to average daily net assets                        1.00%        1.00%        1.00%        1.00%        1.00%
    Net investment income to average daily net assets           2.89%        2.34%        2.01%        2.20%        2.48%
Portfolio turnover rate (excluding short-term securities)      63.32%       68.22%       89.37%       62.62%       38.16%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                                 Years Ended June 30,
                                                           ----------------------------------------------------------------
                                                              2001         2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                        $  63.66     $  52.84     $  49.34     $  40.39     $  32.75
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                   (.16)        (.18)        (.04)         .02          .07
   Net realized and unrealized gains
     (losses) on investments                                    (19.48)       14.41         6.96        13.17        10.02
---------------------------------------------------------------------------------------------------------------------------
Total from operations                                           (19.64)       14.23         6.92        13.19        10.09
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                       --           --         (.01)        (.07)        (.03)
   From realized gains                                           (5.03)       (3.41)       (3.41)       (4.17)       (2.42)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (5.03)       (3.41)       (3.42)       (4.24)       (2.45)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                              $  38.99     $  63.66     $  52.84     $  49.34     $  40.39
---------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     (32.92%)      27.75%       15.10%       35.33%       32.36%
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $122,829     $172,400     $140,258     $117,496     $ 72,226

RATIOS:
   Expenses to average daily net assets                           1.00%        1.00%        1.00%        1.00%        1.00%(2)
   Net investment income (loss) to average daily net assets      (0.33%)      (0.31%)      (0.09%)       0.06%        0.20%(2)
Portfolio turnover rate (excluding short-term securities)        45.26%       48.95%       70.51%       43.61%       32.23%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) During the year ended June 30, 1997 the investment adviser voluntarily absorbed $50,548 in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.08% for the year ended June 30, 1997 and the ratio of net investment income(loss) to average daily net assets would have been 0.11%.

SIT MID CAP GROWTH FUND
------------------------------------------------------------------------- [LOGO]
FINANCIAL HIGHLIGHTS


                                                                                 Years Ended June 30,
                                                         ---------------------------------------------------------------------------
                                                            2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                      $  23.57       $  14.54       $  16.49       $  15.43      $  15.58
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                 (.08)          (.12)          (.06)          (.07)         (.03)
   Net realized and unrealized gains
     (losses) on investments                                   (7.05)         10.38            .65           3.15          2.50
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          (7.13)         10.26            .59           3.08          2.47
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                     --             --             --             --            --
   From realized gains                                         (4.07)         (1.23)         (2.54)         (2.02)        (2.62)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (4.07)         (1.23)         (2.54)         (2.02)        (2.62)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                            $  12.37       $  23.57       $  14.54       $  16.49      $  15.43
------------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   (35.21%)        73.01%          6.94%         22.19%        17.23%
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $360,037       $566,639       $375,343       $404,327      $386,543

RATIOS:
   Expenses to average daily net assets                         1.06% (2)      1.00% (2)      1.00% (2)      1.00% (2)     0.92% (2)
   Net investment income (loss) to average daily net assets    (0.49%)(2)     (0.58%)(2)     (0.46%)(2)     (0.41%)(2)    (0.20%)(2)
Portfolio turnover rate (excluding short-term securities)      56.21%         62.21%         68.62%         52.62%        38.66%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Effective November 1, 1996, total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the years ended June 30, 2001, 2000, 1999, 1998 and 1997, the investment adviser voluntarily absorbed $904,938, $1,209,620, $865,657, $1,004,074, and $609,840,
     respectively, in expenses that were otherwise otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25%, 1.25%, 1.25%, 1.25%, and 1.09% for the years ended June 30, 2001, 2000, 1999, 1998, and 1997, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (0.68%), (0.83%), (0.71%), (0.66%), and
     (0.37%), respectively.

SIT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                                  Years Ended June 30,
                                                         ---------------------------------------------------------------------------
                                                            2001           2000           1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                      $  23.58       $  18.77       $  19.14       $  18.57       $  16.29
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                 (.03)          (.04)          (.07)           .02            .01
   Net realized and unrealized gains
     (losses) on investments                                   (8.42)          6.36            .84           1.25           2.70
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          (8.45)          6.32            .77           1.27           2.71
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                     --           (.23)          (.06)          (.03)          (.01)
   From realized gains                                          (.52)         (1.28)         (1.08)          (.67)          (.42)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (.52)         (1.51)         (1.14)          (.70)          (.43)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                            $  14.61       $  23.58       $  18.77       $  19.14       $  18.57
------------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   (36.43%)        33.38%          4.51%          7.50%         17.04%
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $123,085       $167,909       $ 94,982       $ 99,721       $ 99,279

RATIOS:
   Expenses to average daily net assets                         1.50% (2)      1.50% (2)      1.50% (2)      1.50%(2)       1.50%(2)
   Net investment income (loss) to average daily net assets    (0.20%)(2)     (0.40%)(2)     (0.37%)(2)      0.12%(2)       0.05%(2)
Portfolio turnover rate (excluding short-term securities)      25.22%         30.61%         45.91%         43.74%         41.59%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the years ended June 30, 2001, 2000, 1999, 1998, and 1997, the investment adviser voluntarily absorbed $509,023, $467,953, $325,038, $338,651, and $306,575, respectively, in expenses that were otherwise payable by the fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for the years ended June 30, 2001, 2000, 1999, 1998, and 1997, and the ratio of net investment income (loss) to average daily net assets would have been (0.55%), (0.75%), (0.72%), (0.23%),and (0.30%), respectively.

SIT SMALL CAP GROWTH FUND
------------------------------------------------------------------------- [LOGO]
FINANCIAL HIGHLIGHTS


                                                                                    Years Ended June 30,
                                                             ---------------------------------------------------------------------
                                                                2001          2000          1999          1998          1997
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                         $  41.35      $  18.28      $  20.35      $  18.89      $  19.27
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment loss                                             (.13)         (.18)         (.18)         (.17)         (.14)
    Net realized and unrealized gains
      (losses) on investments                                     (11.65)        23.25          1.20          2.31           .57
----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                             (11.78)        23.07          1.02          2.14           .43
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From realized gains                                             (.58)           --         (3.09)         (.68)         (.81)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (.58)           --         (3.09)         (.68)         (.81)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                               $  28.99      $  41.35      $  18.28      $  20.35      $  18.89
----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                       (28.79%)      126.20%         8.77%        11.70%         2.37%
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                     $227,888      $190,630      $ 50,335      $ 57,472      $ 58,358

RATIOS:
    Expenses to average daily net assets                            1.50%         1.50%         1.50%         1.50%         1.50%
    Net investment income (loss) to average daily net assets       (0.41%)       (0.83%)       (1.08%)       (0.72%)       (0.81%)
Portfolio turnover rate (excluding short-term securities)          39.91%        39.31%        71.84%        79.54%        58.39%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                                                            Six Months
                                                                        Years Ended June 30,                  Ended
                                                          -------------------------------------------        June 30,
                                                             2001            2000            1999            1998 (*)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                      $ 33.38         $ 15.23         $ 11.77         $ 10.00
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                                (.19)           (.17)           (.07)           (.01)
    Net realized and unrealized gains
      (losses) on investments                                 (17.10)          18.32            3.53            1.78
-------------------------------------------------------------------------------------------------------------------------
Total from operations                                         (17.29)          18.15            3.46            1.77
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                    --              --              --              --
    From realized gains                                         (.86)             --              --              --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (.86)             --              --              --
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                            $ 15.23         $ 33.38         $ 15.23         $ 11.77
-------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   (52.96%)        119.17%          29.40%          17.70%
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $30,453         $46,173         $14,194         $ 4,858

RATIOS:
    Expenses to average daily net assets                        1.29% (2)       1.25% (2)       1.25% (2)       1.25% (2)
    Net investment income (loss) to average net assets         (0.94%)(2)      (0.86%)(2)      (0.72%)(2)      (0.21%)(2)
Portfolio turnover rate (excluding short-term securities)      34.59%          29.60%          58.29%          19.37%

----------

(*)  Commencement of operations was December 31, 1997

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the periods ended June 30, 2001, 2000, 1999 and 1998, the investment adviser voluntarily absorbed $86,391, $68,292, $22,008 and $4,655, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for the periods ended June 30, 2001, 2000, 1999 and 1998, and the ratio of net investment income
     (loss) to average daily net assets would have been (1.15%), (1.11%), (0.97%) and (0.46%), respectively.

SIT DEVELOPING MARKETS GROWTH FUND
------------------------------------------------------------------------- [LOGO]
FINANCIAL HIGHLIGHTS


                                                                                  Years Ended June 30,
                                                            ----------------------------------------------------------------
                                                                2001         2000         1999         1998         1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                         $ 13.43      $  9.98      $  9.05      $ 13.04      $ 10.95
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                                     --         (.06)          --         (.06)         .03
    Net realized and unrealized gains
      (losses) on investments                                     (4.26)        3.51          .93        (3.92)        2.06
----------------------------------------------------------------------------------------------------------------------------
Total from operations                                             (4.26)        3.45          .93        (3.98)        2.09
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                       --           --           --         (.01)          --
    From realized gains                                              --           --           --           --           --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  --           --           --         (.01)          --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                               $  9.17      $ 13.43      $  9.98      $  9.05      $ 13.04
----------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      (31.72%)      34.57%       10.28%      (30.52%)      19.09%
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                     $13,877      $14,676      $11,338      $11,505      $16,789

RATIOS:
    Expenses to average daily net assets                           2.00%        2.00%        2.00%        2.00%        2.00%
    Net investment income (loss) to average daily net assets       0.02%       (0.55%)      (0.05%)      (0.52%)       0.32%
Portfolio turnover rate (excluding short-term securities)         21.87%       48.39%       98.24%       53.36%       65.88%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


The Board of Directors and Shareholders
Sit Large Cap Growth Fund, Inc.
Sit Mid Cap Growth Fund, Inc.
Sit Mutual Funds, Inc.:


     We have audited the accompanying statements of assets and liabilities, including the schedules of portfolios of investments in securities of Sit Balanced Fund (a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., Sit Mid Cap Growth Fund, Inc., Sit International Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Small Cap Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Science and Technology Growth Fund (a series of Sit Mutual Funds, Inc.), and Sit Developing Markets Growth Fund (a series of Sit Mutual Funds, Inc.), as of June 30, 2001; the related statements of operations for the year then ended; the statements of changes in net assets for each of the years in the two-year period then ended; and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Sit Balanced Fund, Sit Large Cap Growth Fund, Sit Mid Cap Growth Fund, Sit International Growth Fund, Sit Small Cap Growth Fund, Sit Science and Technology Growth Fund, and Sit Developing Markets Growth Fund as of June 30, 2001 and the results of their operations, the changes in their net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.




                                        KPMG LLP

Minneapolis, Minnesota
August 3, 2001

FEDERAL INCOME TAX INFORMATION
------------------------------------------------------------------------- [LOGO]

   We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

                                                                LONG-TERM
                                               ORDINARY          CAPITAL
FUND AND PAYABLE DATE                         INCOME (a)        GAIN (b)
------------------------------------         ------------     ------------

Mid Cap Growth Fund
    December 8, 2000                             $0.00000         $4.06730
                                             ============     ============

Large Cap Growth Fund
    December 8, 2000                             $0.00000         $5.02663
                                             ============     ============

Balanced Fund
    October 10, 2000                             $0.10914               --
    December 8, 2000                              0.14251         $0.32235
    April 10, 2001                                0.11068               --
    July 10, 2001                                 0.11488               --
                                             ------------     ------------
                                                 $0.47721(c)      $0.32235
                                             ============     ============

International Growth Fund
    December 8, 2000                             $0.00000         $0.51682
                                             ============     ============

Small Cap Growth Fund
    December 8, 2000                             $0.00000         $0.58434
                                             ============     ============

Science and Technology Growth Fund
    December 8, 2000                             $0.00000         $0.86248
                                             ============     ============

(a) Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)  Taxable as long-term gain.

(c) Taxable as dividend income, 12.19% qualifying for dividends-received deduction by corporations.

ANNUAL REPORT STOCK FUNDS

Year Ended June 30, 2001


INVESTMENT ADVISER                        AUDITORS

Sit Investment Associates, Inc.           KPMG LLP
90 South Seventh Street, Suite 4600       90 South Seventh Street, Suite 4200
Minneapolis, MN 55402                     Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580
                                          LEGAL COUNSEL

DISTRIBUTOR                               Dorsey & Whitney LLP
                                          220 South Sixth Street
SIA Securities Corp.                      Minneapolis, MN 55402
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)                 INVESTMENT SUB-ADVISER
800-332-5580
                                          (Developing Markets Growth Fund and
                                          International Growth Fund)
CUSTODIAN                                 Sit/Kim International Investment
                                            Associates, Inc.
The Northern Trust Company                90 South Seventh Street, Suite 4600
50 South LaSalle Street                   Minneapolis, MN 55402
Chicago, IL 60675                         612-334-5888 (Metro Area)
                                          800-332-5580

TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. BOX 5166
Westboro, MA 01581-5166




                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                    SIT MUTUAL FUNDS